UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

              Investment Company Act file number_811-06336

__Franklin Templeton International Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code:_650 312-2000

Date of fiscal year end: 5/31

Date of reporting period:_5/31/14

Item 1. Reports to Stockholders.

MAY 31, 2014

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Franklin Templeton International Trust

Sign up for electronic delivery
at franklintempleton.com/edelivery

ASSET ALLOCATION

Franklin Templeton Global Allocation Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · Mutual Series

	Contents

Shareholder Letter	1	Annual Report		Consolidated Financial		Report of Independent
		Franklin Templeton		Highlights and Consolidated		Registered Public
		Global Allocation Fund	3	Statement of Investments	16	Accounting Firm	62

				Consolidated Financial		Tax Information	63
		Performance Summary	9
				Statements	38
						Board Members and Officers	65
		Your Fund’s Expenses	14
				Notes to Consolidated
				Financial Statements	42	Shareholder Information	70

| 1

Annual Report

Franklin Templeton Global Allocation Fund

Your Fund’s Goal and Main Investments: Franklin Templeton Global Allocation Fund seeks total return. Under normal market conditions, the Fund strategically invests in a diversified core portfolio of equity and fixed income investments, and tactically adjusts the Fund’s exposure to certain asset classes, regions, currencies and sectors independent of the investment processes of the core portfolio’s investment strategies.

This annual report for Franklin Templeton Global Allocation Fund covers the fiscal year ended May 31, 2014.

Performance Overview

Franklin Templeton Global Allocation Fund – Class A delivered a cumulative total return of +8.35% for the 12 months under review. In comparison, the Fund’s benchmark generated a +10.89% total return. The benchmark is a combination of MSCI All Country World Index (ACWI),2, 3 which measures stock performance in developed and emerging markets; Citigroup World Government Bond Index (WGBI),2, 4 which measures performance of investment-grade world government bonds; Dow Jones-UBS Commodity Index Total ReturnSM (DJ-UBSCITRSM),2, 5 which measures performance of fully collateralized positions of underlying commodity futures; and Payden & Rygel (P&R) 90 Day U.S. Treasury Bill (T-Bill) Index,6 a proxy for short-term investments and other net assets. You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Geographic Breakdown*
5/31/14
% of Total
Country	Net Assets
North America	57.5%
Europe	18.1%
Australia & New Zealand	6.0%
Latin America & Caribbean	5.8%
Middle-East & Africa	1.9%
Asia	-10.9%
Short-Term Investments &
Other Net Assets	21.6%

*The figures shown reflect derivatives held in the
portfolio. See footnote 1.

Economic and Market Overview

The global economy grew moderately during the 12 months under review as many developed markets continued to recover and many emerging markets showed growth. Major developed market central banks reaffirmed their accommodative monetary policies in an effort to support the ongoing recovery. In emerging markets, many central banks cut interest rates to boost economic growth, while others raised rates to control inflation and currency depreciation.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The SOI begins on page 20.

Annual Report | 3

U.S. economic growth and employment trends were generally encouraging during the period, despite severe weather across many states in early 2014 that suppressed economic activity. In October 2013, a budget impasse resulted in a temporary federal government shutdown. However, Congress passed a spending bill in January to fund the federal government through September 2014. Congress also approved the suspension of the debt ceiling until March 2015. The U.S. Federal Reserve Board (Fed) began reducing bond purchases by $10 billion a month in January 2014, based on continued favorable economic and employment data.

Outside the U.S., growth rose in the U.K., supported by the services and manufacturing sectors. Economic activity was slower in Japan, although business sentiment and private consumption improved and unemployment reached its lowest level since 2007. Despite a relatively weak yen, export growth slowed toward period-end, resulting partly from lower shipments to the U.S. and China. The Bank of Japan kept its monetary policy unchanged as it maintained an upbeat inflation forecast and reiterated that the economy continued to recover moderately, despite challenges resulting from a sales tax increase in April. Although out of recession, the eurozone experienced weak employment trends and deflationary risks. German Chancellor Angela Merkel’s reelection and the European Central Bank’s (ECB’s) highly accommodative monetary policy contributed to investor confidence in the region. However, economic growth remained subdued, and near period-end the ECB announced that it would provide additional stimulus should deflationary risks increase.

In several emerging markets, including China, growth remained solid though moderating, as domestic demand and exports were relatively soft. Emerging market equities generally rose for the 12-month period, despite volatility resulting from concerns about moderating economic growth, geopolitical tensions in certain regions and the potential impact of the Fed’s tapering its asset purchases. Many emerging market currencies depreciated against the U.S. dollar, leading central banks in several countries, including Brazil, India, Turkey, South Africa and Russia, to raise interest rates in an effort to curb inflation and support their currencies.

Stocks in developed markets rallied during the period amid a generally accommodative monetary policy environment, continued strength in corporate earnings and signs of an economic recovery. Global government and corporate bonds delivered solid performance as interest rates in many developed market countries remained low. Gold prices declined notably for the period despite rallying in early 2014, while oil prices generally rose amid supply concerns related to geopolitical tensions.

4 | Annual Report

Investment Strategy

We manage the Fund using a multi-manager approach. While we are responsible for the Fund’s overall investments, we consult with various other investment managers within Franklin Templeton Investments (subadvisors) who independently manage separate portions of the Fund’s core equity and fixed income portfolio in accordance with the following strategies: all-cap U.S. growth equity, non-U.S. growth equity, deep value equity, non-U.S. value equity, emerging markets equity, global fixed income and global low duration fixed income. The allocations to each strategy may change from time to time and are subject to periodic rebalancing as market values of the portfolio’s securities change or at our discretion.

Under normal market conditions, the Fund’s baseline allocation between broad asset classes is 50% global equity (U.S./international/emerging), 35% global fixed income (U.S./international/emerging), 5% commodity-linked instruments, and 10% cash and derivative instruments. We manage portions of the Fund’s core portfolio, as well as the Fund’s tactical allocation portion, and rebalance the Fund’s portfolio to maintain the baseline strategic allocation to various asset classes and investment strategies. We may change the baseline strategic allocation from time to time.

For purposes of its investment goal, the Fund regularly enters into various transactions involving derivative instruments. For the Fund’s tactical asset allocation, we primarily use stock index futures, government bond futures, equity total return swaps and currency forwards and futures contracts. We make tactical investment decisions based on quantitative research and a systematic investment strategy driven by bottom-up fundamental analysis, top-down macroeconomic analysis and short-term sentiment indicators. The tactical allocation portion of the Fund is intended to adjust the Fund’s equity, fixed income, country/regional, and currency exposures. Although we do not attempt to time the entire market’s direction, we keep the flexibility to shift the Fund’s net exposure (the value of securities held long less the value of securities held short) depending on which market opportunities look more attractive. The Fund may, from time to time, have a net short position in certain asset classes, regions, currencies and sectors.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract, or a future, is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell a security at a specific price on a future date.

What is an equity swap?

A swap agreement, such as an equity total return swap, is a contract between the Fund and a counterparty to exchange on a future date the returns, or differentials in rates of return, that would have been earned or realized if a notional amount were invested in specific instruments.

Manager’s Discussion

For the fiscal year ended May 31, 2014, the cumulative total return of the Fund’s multi-asset portfolio trailed that of its blended benchmark. Security selection in the fixed income and currency markets, where positions under-performed the benchmark despite providing positive absolute contributions to return, detracted from relative performance. An overweighted equity allocation contributed to relative results.

Annual Report | 5

Portfolio Breakdown*
5/31/14
% of Total
Net Assets
Stocks, Equity Index Futures
& Total Return Swaps	72.4%
Energy	8.0%
Pharmaceuticals, Biotechnology
& Life Sciences	5.5%
Banks	5.3%
Software & Services	4.8%
Capital Goods	4.7%
Materials	4.6%
Diversified Financials	2.9%
Technology Hardware & Equipment	2.6%
Health Care Equipment & Services	2.5%
Insurance	2.2%
Equity Index Futures	10.7%
Total Return Swaps	1.9%
Other	16.7%
Bonds, Interest Rate Futures
& Interest Rate Swaps	12.0%
Foreign Government & Agency Securities	18.8%
U.S. Government & Agency Securities	5.9%
Corporate Bonds	5.6%
Interest Rate Futures – U.S. Government	3.1%
Interest Rate Swaps	-0.7%
Interest Rate Futures –
Foreign Government	-20.7%
Commodities	2.7%
Exchange Traded Notes	2.7%
Money Market Funds
& Other Net Assets	12.9%

*The figures shown reflect derivatives held in the
portfolio. See footnote 1.

Baseline Strategic Allocation

At period-end, the Fund’s largest asset class exposure was to global equities, which was consistent with their significant structural weight in the baseline strategic allocation. Regionally, the largest equity weightings were in North America and Europe, with the U.S. as the largest country weighting, followed by the U.K. and Switzerland. Relative to the blended benchmark, the largest country overweightings were in the U.K., China and the Netherlands, while the U.S. and Japan represented the largest underweightings. Within the fixed income allocation, the largest regional weightings at period-end were in North America and Europe, and the largest country exposures were in the U.S., South Korea and Mexico. Relative to the blended benchmark, the largest country overweightings were in South Korea, which is not part of the Citigroup WGBI, Mexico and Poland. The most significant fixed income underweightings were in Japan, Italy and Germany.

Tactical Asset Allocation

At period-end, the tactical asset allocation included allocations to global equities and fixed income in developed markets, in addition to currency positions. Equity allocations, through the use of index futures, included long positions in German, French and Swiss stocks.7 Short positions in German and U.K. government bonds, achieved through the use of index futures, reduced the Fund’s overall exposure to fixed income.8 The currency component of the tactical asset allocation included long positions in the U.S. dollar and short exposures to the British pound, euro and Japanese yen, which we achieved through the use of currency forwards.

Equity

For the overall portfolio, the equity portion contributed to relative performance, resulting from the Fund’s overweighted allocation to European equities as slow but steady growth supported European markets. Despite the overall positive contribution of stocks, some equity allocations weighed on relative performance. A tactical short to developing equity market stocks, initiated in mid-2013, hampered relative performance as those markets performed well during the broad equity rally in September and October 2013. The Fund’s underweighting in the U.S. also weighed on performance, although security selection in the U.S. limited the impact.

Fixed Income

For the overall portfolio, fixed income holdings contributed to performance relative to the blended benchmark. However, a tactical short position against rising global interest rates was a significant detractor as the fixed income markets rallied amid continued accommodation from the major developed country

6 | Annual Report

central banks and periods of heightened political risk. A focus on shorter duration assets also limited Fund performance as these issues had smaller gains relative to the benchmark. Conversely, exposure to several emerging debt markets, which are not part of the Citigroup WGBI, including Poland, Mexico and Hungary, helped relative results as bonds from those countries offered higher yields.

Currencies

Overall, currency positions contributed to performance in absolute terms, but detracted from performance relative to the blended benchmark. A significant underweighting in the euro weighed on relative results as the euro strengthened against the U.S. dollar. An underweighting in the British pound also hurt relative performance, although to a lesser extent. On an absolute performance basis, a short Japanese yen position, achieved via currency forward contracts, was a key driver of positive performance. An overweighting in several emerging market currencies, including long positions in the South Korean won and Polish zloty, added value.

Thank you for your continued participation in Franklin Templeton Global Allocation Fund. We look forward to serving your future investment needs.

Annual Report | 7

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. Breakdown figures are intended to illustrate the Fund’s estimated exposure to various asset classes, countries, cur-
rencies, sectors, or other categories as a percentage of the Fund’s total exposure, and reflect both direct and indirect
(long and short) exposures through the Fund’s use of derivatives, such as swaps, forwards, futures and options.
Figures may not equal 100% or be negative due to rounding, use of derivatives, unsettled trades or other factors. The use of derivative instruments may allow tactical adjustments to be made quickly and efficiently, and the historical data provided may differ significantly from the Fund’s current allocations.
2. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Fund’s blended benchmark is currently weighted 50% for the MSCI ACWI, 35% for the Citigroup
WGBI, 5% for the DJ-UBSCITR and 10% for the P&R 90 Day U.S. T-Bill Index. For the period from 5/31/13 through
5/31/14, the MSCI ACWI had a +17.75% total return, the Citigroup WGBI had a +5.39% total return, the DJ-UBSCITR had a +2.50% total return, and the P&R 90 Day U.S. T-Bill Index had a +0.04% total return. The indexes are unman-
aged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
3. Source: MSCI.
4. © Citigroup Index LLC 2014. All rights reserved.
5. The Dow Jones-UBS Commodity IndicesSM are a joint product of DJI Opco, LLC, a subsidiary of S&P Dow Jones Indices
LLC, and UBS Securities LLC (“UBS”) and have been licensed for use to S&P Opco, LLC and Franklin Templeton
Companies, LLC. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC, Dow Jones® and DJ are
registered trademarks of Dow Jones Trademark Holdings LLC, and “UBS” is a registered trademark of UBS AG. All con-
tent of the Dow Jones-UBS Commodity IndicesSM © S&P Dow Jones Indices LLC and UBS and their respective affiliates
2014. Reproduction of Dow Jones-UBS Commodity IndicesSM in any form is prohibited except with the prior written per-
mission of S&P. S&P does not guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY
WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of Dow Jones-UBS Commodity IndicesSM.
6. Source: Payden & Rygel. All information contained herein was obtained from sources P&R regards as reliable, but
P&R does not guarantee its accuracy.
7. A long position involves borrowing a security, commodity or currency with the expectation that the asset will subsequently rise in value.
8. A short position involves the sale of a borrowed security, commodity or currency with the expectation that the asset will subsequently fall in value.

8 | Annual Report

Performance Summary as of 5/31/14

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class	5/31/14	5/31/13	Change
A (FGAAX)	$11.38	$10.78	+$0.60
C (n/a)	$11.27	$10.72	+$0.55
R (n/a)	$11.35	$10.76	+$0.59
Advisor (FGAZX)	$11.41	$10.79	+$0.62

Distributions
Share Class	Dividend Income
A (6/1/13–5/31/14)	$0.2866
C (6/1/13–5/31/14)	$0.2549
R (6/1/13–5/31/14)	$0.2744
Advisor (6/1/13–5/31/14)	$0.2954

Annual Report | 9

Performance Summary (continued)

Performance as of 5/31/141

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges.
Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/Advisor Class: no sales charges.

			Value of	Average Annual
	Cumulative	Average Annual	$10,000	Total Return	Total Annual Operating Expenses[6]
Share Class	Total Return[2]	Total Return[3]	Investment[4]	(6/30/14)[5]	(with waiver)	(without waiver)
A					1.32%	1.59%
1-Year	+8.35%	+2.10%	$10,210	+7.11%
Since Inception (9/1/11)	+19.74%	+4.50%	$11,286	+4.79%
C					2.02%	2.29%
1-Year	+7.62%	+6.62%	$10,662	+11.86%
Since Inception (9/1/11)	+17.23%	+5.96%	$11,723	+6.21%
R					1.52%	1.79%
1-Year	+8.16%	+8.16%	$10,816	+13.30%
Since Inception (9/1/11)	+18.67%	+6.43%	$11,867	+6.63%
Advisor					1.02%	1.29%
1-Year	+8.62%	+8.62%	$10,862	+13.87%
Since Inception (9/1/11)	+20.29%	+6.95%	$12,029	+7.17%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

10 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 11

12 | Annual Report

Performance Summary (continued)

All investments involve risks, including possible loss of principal. Generally, investors should be comfortable with fluctuation in the value of their investments, especially over the short term. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Foreign investing carries additional risks such as currency and market volatility and political or social instability; risks that are heightened in developing countries. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. Because the Fund allocates assets to a variety of investment strategies involving certain risks, it may be subject to those same risks. These risks are described more fully in the Fund’s prospectus. The Fund is actively managed, but there is no guarantee that the manager’s investment decisions will produce the desired results.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 9/30/14, a fee waiver related to the management fee paid by a sub-
sidiary and a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reductions and fee waiver, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual
Fund operating expenses to become higher than the figures shown.
7. Source: Payden & Rygel. All information contained herein was obtained from sources P&R regards as reliable, but P&R does not guarantee its accuracy.
8. Source: © 2014 Morningstar. The MSCI ACWI is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. The Citigroup WGBI is a market capitalization-weighted index consisting of investment-
grade world government bond markets. The P&R 90 Day U.S. T-Bill Index is a total return index based on a constant maturity instrument. P&R includes both accrued interest and change in market price in its monthly total return calculation. The DJ-UBSCITR is a broadly diversified index designed to allow investors to track commodity futures through a single, simple measure. The index reflects the return on fully collateralized posi-
tions in the underlying futures contracts on physical commodities, which are reweighted and rebalanced annually on a price-percentage basis.
9. The Dow Jones-UBS Commodity IndicesSM are a joint product of DJI Opco, LLC, a subsidiary of S&P Dow Jones Indices LLC, and UBS Securities LLC
(“UBS”) and have been licensed for use to S&P Opco, LLC and Franklin Templeton Companies, LLC. S&P® is a registered trademark of Standard &
Poor’s Financial Services LLC, Dow Jones® and DJ are registered trademarks of Dow Jones Trademark Holdings LLC, and “UBS” is a registered trade-
mark of UBS AG. All content of the Dow Jones-UBS Commodity IndicesSM © S&P Dow Jones Indices LLC and UBS and their respective affiliates 2014.
Reproduction of Dow Jones-UBS Commodity IndicesSM in any form is prohibited except with the prior written permission of S&P. S&P does not guaran-
tee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. S&P DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT
NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P be liable for any direct, indirect, special or consequential damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with subscriber’s or others’ use of Dow Jones-UBS Commodity IndicesSM.
10. © Citigroup Index LLC 2014. All rights reserved.
11. Source: MSCI.

Annual Report | 13

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

14 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 12/1/13	Value 5/31/14	Period* 12/1/13–5/31/14
A
Actual	$1,000	$1,038.30	$6.15
Hypothetical (5% return before expenses)	$1,000	$1,018.90	$6.09
C
Actual	$1,000	$1,034.70	$9.79
Hypothetical (5% return before expenses)	$1,000	$1,015.31	$9.70
R
Actual	$1,000	$1,037.20	$7.62
Hypothetical (5% return before expenses)	$1,000	$1,017.45	$7.54
Advisor
Actual	$1,000	$1,039.90	$5.09
Hypothetical (5% return before expenses)	$1,000	$1,019.95	$5.04

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.21%; C: 1.93%;
R: 1.50%; and Advisor: 1.00%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Annual Report | 15

Franklin Templeton International Trust

Consolidated Financial Highlights

Franklin Templeton Global Allocation Fund
	Year Ended May 31,
Class A	2014	2013	2012[a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.78	$9.53	$10.00
Income from investment operations[b]:
Net investment income[c]	0.10 [d]	0.08	0.06
Net realized and unrealized gains (losses)	0.79	1.36	(0.47)
Total from investment operations	0.89	1.44	(0.41)
Less distributions from net investment income and net foreign currency gains	(0.29)	(0.19)	(0.06)
Net asset value, end of year	$11.38	$10.78	$9.53

Total return[e]	8.35%	15.22%	(4.09)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.89%	2.10%	2.85%
Expenses net of waiver and payments by affiliates	1.20%[g]	1.16%	1.08%
Net investment income	0.92%[d]	0.76%	0.79%

Supplemental data
Net assets, end of year (000’s)	$23,509	$23,472	$18,055
Portfolio turnover rate	39.58%	47.73%	15.34%

aFor the period September 1, 2011 (commencement of operations) to May 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.03 per share received in the form of a special dividend paid in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.68%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

16 | The accompanying notes are an integral part of these consolidated financial statements. | Annual Report

Franklin Templeton International Trust

Consolidated Financial Highlights (continued)

Franklin Templeton Global Allocation Fund
	Year Ended May 31,
Class C	2014	2013	2012[a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.72	$$9.49	$10.00
Income from investment operations[b]:
Net investment income[c]	0.02 [d]	—[e]	—[e]
Net realized and unrealized gains (losses)	0.78	1.36	(0.48)
Total from investment operations	0.80	1.36	(0.48)
Less distributions from net investment income and net foreign currency gains	(0.25)	(0.13)	(0.03)
Net asset value, end of year	$11.27	$$10.72	$9.49

Total return[f]	7.62%	14.40%	(4.77)%

Ratios to average net assets[g]
Expenses before waiver and payments by affiliates	2.62%	2.86%	3.69%
Expenses net of waiver and payments by affiliates	1.93%[h]	1.92%	1.92%
Net investment income (loss)	0.19%[d]	—%[i]	(0.05)%

Supplemental data
Net assets, end of year (000’s)	$5,557	$$6,315	$3,639
Portfolio turnover rate	39.58%	47.73%	15.34%

aFor the period September 1, 2011 (commencement of operations) to May 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.03 per share received in the form of a special dividend paid in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.05)%.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of expense reduction rounds to less than 0.01%.
iRounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these consolidated financial statements. | 17

Franklin Templeton International Trust

Consolidated Financial Highlights (continued)

Franklin Templeton Global Allocation Fund
	Year Ended May 31,
Class R	2014	2013	2012[a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.76	$9.51	$10.00
Income from investment operations[b]:
Net investment income[c]	0.07 [d]	0.04	0.02
Net realized and unrealized gains (losses)	0.79	1.37	(0.47)
Total from investment operations	0.86	1.41	(0.45)
Less distributions from net investment income and net foreign currency gains	(0.27)	(0.16)	(0.04)
Net asset value, end of year	$11.35	$10.76	$9.51

Total return[e]	8.16%	14.84%	(4.45)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.19%	2.44%	3.27%
Expenses net of waiver and payments by affiliates	1.50%[g]	1.50%	1.50%
Net investment income	0.62%[d]	0.42%	0.37%

Supplemental data
Net assets, end of year (000’s)	$2,297	$2,155	$1,903
Portfolio turnover rate	39.58%	47.73%	15.34%

aFor the period September 1, 2011 (commencement of operations) to May 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.03 per share received in the form of a special dividend paid in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.38%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

18 | The accompanying notes are an integral part of these consolidated financial statements. | Annual Report

Franklin Templeton International Trust

Consolidated Financial Highlights (continued)

Franklin Templeton Global Allocation Fund
	Year Ended May 31,
Advisor Class	2014	2013	2012[a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.79	$9.53	$10.00
Income from investment operations[b]:
Net investment income[c]	0.12 [d]	0.09	0.06
Net realized and unrealized gains (losses)	0.80	1.38	(0.47)
Total from investment operations	0.92	1.47	(0.41)
Less distributions from net investment income and net foreign currency gains	(0.30)	(0.21)	(0.06)
Net asset value, end of year	$11.41	$10.79	$9.53

Total return[e]	8.62%	15.47%	(4.09)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.69%	1.94%	2.77%
Expenses net of waiver and payments by affiliates	1.00%[g]	1.00%	1.00%
Net investment income	1.12%[d]	0.92%	0.87%

Supplemental data
Net assets, end of year (000’s)	$12,441	$14,511	$12,654
Portfolio turnover rate	39.58%	47.73%	15.34%

aFor the period September 1, 2011 (commencement of operations) to May 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.03 per share received in the form of a special dividend paid in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.88%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these consolidated financial statements. | 19

Franklin Templeton International Trust

Consolidated Statement of Investments, May 31, 2014

Franklin Templeton Global Allocation Fund	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests 55.6%
Automobiles & Components 1.4%
BorgWarner Inc.	United States	910	$57,230
Brilliance China Automotive Holdings Ltd.	China	114,000	188,798
Cie Generale des Etablissements Michelin, B	France	380	46,830
General Motors Co.	United States	2,114	73,102
Guangzhou Automobile Group Co. Ltd., H	China	54,000	56,695
Hyundai Mobis	South Korea	216	60,947
Nissan Motor Co. Ltd.	Japan	6,100	55,081
Toyota Motor Corp.	Japan	1,300	73,587
			612,270
Banks 4.8%
Bangkok Bank PCL, fgn.	Thailand	2,900	16,332
Bank Danamon Indonesia Tbk PT	Indonesia	121,000	43,114
Bank of Nova Scotia	Canada	2,000	128,439
Barclays PLC	United Kingdom	5,940	24,592
BNP Paribas SA	France	2,500	175,075
China Merchants Bank Co. Ltd., H	China	72,201	132,984
CIT Group Inc.	United States	778	34,605
Citigroup Inc.	United States	1,301	61,889
Columbia Banking System Inc.	United States	512	12,682
Hana Financial Group Inc.	South Korea	3,090	112,163
HSBC Holdings PLC	United Kingdom	6,640	70,028
Itau Unibanco Holding SA, ADR	Brazil	6,160	95,480
JPMorgan Chase & Co.	United States	1,331	73,964
KB Financial Group Inc.	South Korea	3,740	127,329
PNC Financial Services Group Inc.	United States	1,286	109,657
Siam Commercial Bank PCL, fgn.	Thailand	5,700	27,589
[a] Signature Bank/New York NY	United States	900	104,238
Societe Generale SA	France	1,096	63,149
SunTrust Banks Inc.	United States	1,336	51,196
[a] SVB Financial Group	United States	670	70,652
UniCredit SpA	Italy	17,391	151,614
United Bank Ltd.	Pakistan	101,700	187,055
United Overseas Bank Ltd.	Singapore	7,600	136,793
Wells Fargo & Co.	United States	1,937	98,361
			2,108,980
Capital Goods 4.4%
[a] B/E Aerospace Inc.	United States	325	31,444
BAE Systems PLC	United Kingdom	7,680	54,465
The Boeing Co.	United States	500	67,625
Carillion PLC	United Kingdom	7,990	47,436
Caterpillar Inc.	United States	415	42,425
[a] Chart Industries Inc.	United States	400	28,756
CNH Industrial NV	United Kingdom	1,280	14,012
CNH Industrial NV (Qualifying Common Shares)	United Kingdom	1,929	21,117
[a] Colfax Corp.	United States	780	56,776
Compagnie de Saint-Gobain	France	450	25,640
Cummins Inc.	United States	180	27,527

20 | Annual Report

Franklin Templeton International Trust

Consolidated Statement of Investments, May 31, 2014 (continued)

Franklin Templeton Global Allocation Fund	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)
Capital Goods (continued)
[a] HD Supply Holdings Inc.	United States	900	$23,643
Honeywell International Inc.	United States	650	60,547
Huntington Ingalls Industries Inc.	United States	579	57,802
Hyundai Development Co.	South Korea	5,880	164,757
Industries Qatar QSC	Qatar	2,050	106,330
ITOCHU Corp.	Japan	8,200	96,926
[a] Kloeckner & Co. SE	Germany	2,110	35,510
MTU Aero Engines AG	Germany	1,700	158,472
Noble Group Ltd.	Hong Kong	179,000	197,707
Pall Corp.	United States	700	59,318
Precision Castparts Corp.	United States	360	91,073
Rockwell Automation Inc.	United States	220	26,638
Roper Industries Inc.	United States	510	72,257
SembCorp Marine Ltd.	Singapore	25,000	82,140
Shanghai Electric Group Co. Ltd., H	China	50,000	17,993
Siemens AG	Germany	420	55,802
[a] United Rentals Inc.	United States	680	68,714
Weir Group PLC	United Kingdom	3,300	144,920
			1,937,772
Commercial & Professional Services 1.0%
Experian PLC	United Kingdom	9,500	165,126
Nielsen NV	United States	620	29,921
Serco Group PLC	United Kingdom	2,650	16,506
SGS SA	Switzerland	65	162,972
[a] Stericycle Inc.	United States	500	57,185
			431,710
Consumer Durables & Apparel 1.1%
Burberry Group PLC	United Kingdom	5,600	143,894
Luxottica Group SpA	Italy	2,600	148,512
[a] Michael Kors Holdings Ltd.	United States	450	42,471
Namco Bandai Holdings Inc.	Japan	1,600	34,869
NIKE Inc., B	United States	570	43,839
Nikon Corp.	Japan	1,300	20,591
[a] Under Armour Inc., A	United States	1,010	51,298
			485,474
Consumer Services 0.7%
[a] Hilton Worldwide Holdings Inc.	United States	800	18,096
Starbucks Corp.	United States	760	55,663
Whitbread PLC	United Kingdom	2,300	161,376
Wynn Resorts Ltd.	United States	400	85,988
			321,123
Diversified Financials 2.7%
Aberdeen Asset Management PLC	United Kingdom	22,500	167,862
AGF Management Ltd.	Canada	1,200	14,233
[a] Ally Financial Inc.	United States	1,200	28,272
Azimut Holding SpA	Italy	6,400	175,194

Annual Report | 21

Franklin Templeton International Trust

Consolidated Statement of Investments, May 31, 2014 (continued)

		Franklin Templeton Global Allocation Fund	Country	Shares/Warrants	Value
		Common Stocks and Other Equity Interests (continued)
		Diversified Financials (continued)
		BM&F BOVESPA SA	Brazil	5,000	$24,498
		Credit Suisse Group AG	Switzerland	4,512	134,141
		Deutsche Boerse AG	Germany	2,270	173,296
		Discover Financial Services	United States	1,530	90,469
		[a] GAM Holding Ltd.	Switzerland	1,100	20,270
		[a] ING Groep NV, IDR	Netherlands	8,040	112,620
		IntercontinentalExchange Group Inc.	United States	300	58,920
		KIWOOM Securities Co. Ltd.	South Korea	398	16,143
		Korea Investment Holdings Co. Ltd.	South Korea	600	22,749
		Man Group PLC	United Kingdom	19,944	33,529
		MLP AG	Germany	3,630	25,139
		Morgan Stanley	United States	719	22,188
		T. Rowe Price Group Inc.	United States	930	75,823
		Value Partners Group Ltd.	Hong Kong	9,400	5,941
					1,201,287
		Energy 7.2%
		Anadarko Petroleum Corp.	United States	700	72,002
		Apache Corp.	United States	1,093	101,889
		Baker Hughes Inc.	United States	1,891	133,353
		BG Group PLC	United Kingdom	2,155	44,104
		BP PLC	United Kingdom	19,214	161,994
		China Shenhua Energy Co. Ltd., H	China	18,500	50,587
		CNOOC Ltd.	China	55,000	94,066
		CONSOL Energy Inc.	United States	915	40,416
		Dragon Oil PLC	Turkmenistan	1,590	16,177
		Eni SpA	Italy	3,041	77,482
		Ensco PLC, A	United States	437	23,012
		Ensign Energy Services Inc.	Canada	6,000	89,813
		Fugro NV, IDR	Netherlands	3,116	179,792
		Gazprom OAO, ADR	Russia	23,800	193,994
		Inner Mongolia Yitai Coal Co. Ltd., B	China	58,200	73,972
		Kunlun Energy Co. Ltd.	China	10,000	16,277
		[b] LUKOIL Holdings, ADR (London Stock Exchange)	Russia	2,178	123,231
		Marathon Oil Corp.	United States	2,590	94,949
		Murphy Oil Corp.	United States	584	36,015
		National Oilwell Varco Inc.	United States	350	28,654
		Noble Corp. PLC	United States	1,380	43,415
		Noble Energy Inc.	United States	570	41,080
		Oceaneering International Inc.	United States	700	50,435
		PetroChina Co. Ltd., H	China	78,000	92,859
		Petroleo Brasileiro SA, ADR	Brazil	1,487	20,967
		[c] Reliance Industries Ltd., GDR, 144A	India	3,600	128,772
		Royal Dutch Shell PLC, A	United Kingdom	2,487	97,796
		Royal Dutch Shell PLC, B	United Kingdom	2,630	107,341
		Saipem SpA	Italy	623	16,239
		[a] SBM Offshore NV	Netherlands	1,411	22,958
		Schlumberger Ltd.	United States	850	88,434
		Statoil ASA	Norway	1,990	60,973

22	|	Annual Report

Franklin Templeton International Trust

Consolidated Statement of Investments, May 31, 2014 (continued)

Franklin Templeton Global Allocation Fund	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)
Energy (continued)
Suncor Energy Inc.	Canada	2,100	$80,824
Talisman Energy Inc. (CAD Traded)	Canada	6,911	71,389
Talisman Energy Inc. (USD Traded)	Canada	3,096	31,951
Technip SA	France	160	17,183
[d] TMK OAO, GDR, Reg S	Russia	12,200	114,009
Total SA, B	France	1,950	136,851
Transocean Ltd.	United States	1,202	51,073
Trican Well Service Ltd.	Canada	6,100	93,504
WorleyParsons Ltd.	Australia	10,300	153,955
[a] WPX Energy Inc.	United States	14	297
			3,174,084
Food & Staples Retailing 1.0%
CVS Caremark Corp.	United States	649	50,830
The Kroger Co.	United States	1,670	79,726
Metro AG	Germany	1,052	43,913
Tesco PLC	United Kingdom	38,191	194,314
Walgreen Co.	United States	814	58,535
Whole Foods Market Inc.	United States	750	28,680
			455,998
Food, Beverage & Tobacco 1.4%
Altria Group Inc.	United States	1,492	62,008
British American Tobacco PLC	United Kingdom	1,632	98,491
Coca-Cola Enterprises Inc.	United States	592	27,019
Imperial Tobacco Group PLC	United Kingdom	1,321	59,606
Lorillard Inc.	United States	1,217	75,661
Mead Johnson Nutrition Co., A	United States	400	35,788
[a] Monster Beverage Corp.	United States	500	34,690
PepsiCo Inc.	United States	501	44,253
Pernod Ricard SA	France	151	18,516
Philip Morris International Inc.	United States	353	31,255
Suntory Beverage & Food Ltd.	Japan	800	30,538
Unilever PLC	United Kingdom	2,381	106,956
			624,781
Health Care Equipment & Services 2.3%
[a] Cerner Corp.	United States	800	43,240
Cigna Corp.	United States	1,284	115,277
Cochlear Ltd.	Australia	3,000	167,163
[a] DaVita HealthCare Partners Inc.	United States	750	52,942
Elekta AB, B	Sweden	11,500	148,648
Essilor International SA	France	550	57,779
Getinge AB, B	Sweden	1,157	29,738
GN Store Nord AS	Denmark	1,000	27,489
McKesson Corp.	United States	330	62,581
Medtronic Inc.	United States	2,692	164,293
Nobel Biocare Holding AG	Switzerland	2,886	43,029
Shanghai Pharmaceuticals Holding Co. Ltd., H	China	18,600	34,882

Annual Report | 23

Franklin Templeton International Trust

Consolidated Statement of Investments, May 31, 2014 (continued)

Franklin Templeton Global Allocation Fund	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)
Health Care Equipment & Services (continued)
Sinopharm Group Co.	China	5,700	$15,439
Stryker Corp.	United States	348	29,402
WellPoint Inc.	United States	303	32,833
			1,024,735
Household & Personal Products 0.5%
Avon Products Inc.	United States	3,047	43,542
Reckitt Benckiser Group PLC	United Kingdom	1,900	162,419
			205,961
Insurance 2.1%
ACE Ltd.	United States	875	90,746
Aegon NV	Netherlands	9,953	86,349
Aflac Inc.	United States	600	36,738
[a] Alleghany Corp.	United States	140	58,957
The Allstate Corp.	United States	823	47,948
American International Group Inc.	United States	1,951	105,491
Aviva PLC	United Kingdom	18,710	164,330
AXA SA	France	4,600	113,567
China Life Insurance Co. Ltd., H	China	11,000	30,149
MetLife Inc.	United States	1,129	57,500
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	210	46,550
Swiss Re AG	Switzerland	330	29,355
Zurich Insurance Group AG	Switzerland	125	37,511
			905,191
Materials 4.0%
Akzo Nobel NV	Netherlands	1,020	76,450
Anglo American PLC	United Kingdom	1,510	36,889
Arab Potash Co. PLC	Jordan	2,244	84,255
Compania de Minas Buenaventura SA, ADR	Peru	1,640	17,532
CRH PLC	Ireland	2,220	60,770
Cytec Industries Inc.	United States	1,250	124,187
Ecolab Inc.	United States	1,300	141,947
Freeport-McMoRan Copper & Gold Inc., B	United States	2,213	75,353
HudBay Minerals Inc.	Canada	6,200	54,666
Impala Platinum Holdings Ltd.	South Africa	9,100	95,215
International Paper Co.	United States	1,666	79,352
MeadWestvaco Corp.	United States	1,310	53,160
Mining and Metallurgical Co. Norilsk Nickel OJSC, ADR	Russia	1,065	20,416
POSCO	South Korea	288	81,544
Praxair Inc.	United States	420	55,541
Rexam PLC	United Kingdom	3,850	34,299
Sika AG	Switzerland	33	130,798
Symrise AG	Germany	2,400	130,103
Syngenta AG	Switzerland	420	161,593
[a] ThyssenKrupp AG	Germany	1,516	45,529
Umicore SA	Belgium	3,700	177,953
			1,737,552

24 | Annual Report

Franklin Templeton International Trust

Consolidated Statement of Investments, May 31, 2014 (continued)

Franklin Templeton Global Allocation Fund	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)
Media 2.0%
CBS Corp., B	United States	1,112	$66,286
[a] Charter Communications Inc., A	United States	390	55,825
Comcast Corp., Special A	United States	323	16,744
[a] Discovery Communications Inc., C	United States	670	50,217
ITV PLC	United Kingdom	55,000	167,875
Reed Elsevier PLC	United Kingdom	5,651	90,078
[a] Sirius XM Holdings Inc.	United States	18,170	59,598
Time Warner Cable Inc.	United States	653	92,177
Twenty-First Century Fox Inc., A	United States	1,900	67,279
Twenty-First Century Fox Inc., B	United States	3,287	113,270
The Walt Disney Co.	United States	900	75,609
			854,958
Pharmaceuticals, Biotechnology & Life Sciences 5.2%
[a] Actavis PLC	United States	700	148,078
[a] Alkermes PLC	United States	3,600	164,916
AstraZeneca PLC	United Kingdom	630	45,233
AstraZeneca PLC, ADR	United Kingdom	267	19,277
[a] Biogen Idec Inc.	United States	330	105,392
Bristol-Myers Squibb Co.	United States	1,670	83,066
[a] Celgene Corp.	United States	530	81,106
CSL Ltd.	Australia	2,600	170,815
Eli Lilly & Co.	United States	721	43,159
Gerresheimer AG	Germany	520	34,998
[a] Gilead Sciences Inc.	United States	1,700	138,057
GlaxoSmithKline PLC	United Kingdom	5,360	143,836
[a] Hospira Inc.	United States	993	48,826
[a] Illumina Inc.	United States	530	83,873
Ipsen SA	France	720	35,331
Lonza Group AG	Switzerland	290	31,173
Merck & Co. Inc.	United States	2,778	160,735
Novartis AG	Switzerland	530	47,531
Perrigo Co. PLC	United States	190	26,258
[a] QIAGEN NV	Netherlands	600	13,766
[a] Quintiles Transnational Holdings Inc.	United States	810	41,294
Roche Holding AG	Switzerland	970	285,453
Sanofi	France	1,550	165,747
Teva Pharmaceutical Industries Ltd., ADR	Israel	3,201	161,618
UCB SA	Belgium	140	11,161
			2,290,699
Real Estate 0.4%
American Tower Corp.	United States	600	53,778
Brookfield Property Partners LP	United States	234	4,687
Land and Houses PCL, fgn.	Thailand	282,800	83,506
[a,e] Land and Houses PCL, fgn., wts., 5/05/17	Thailand	56,560	10,072
			152,043

Annual Report | 25

Franklin Templeton International Trust

Consolidated Statement of Investments, May 31, 2014 (continued)

Franklin Templeton Global Allocation Fund	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)
Retailing 2.0%
[a] Amazon.com Inc.	United States	270	$84,389
Dollarama Inc.	Canada	1,800	151,852
[a] HomeAway Inc.	United States	810	24,948
Kingfisher PLC	United Kingdom	10,060	66,099
Kohl’s Corp.	United States	795	43,280
[a] Liberty Ventures, A	United States	650	43,160
Marks & Spencer Group PLC	United Kingdom	7,240	54,512
[a] The Priceline Group Inc.	United States	100	127,863
Ross Stores Inc.	United States	350	23,958
Start Today Co. Ltd.	Japan	6,200	154,246
Tractor Supply Co.	United States	550	35,761
[a] Vipshop Holdings Ltd., ADR	China	400	65,064
			875,132
Semiconductors & Semiconductor Equipment 1.7%
ARM Holdings PLC	United Kingdom	10,000	154,206
ASML Holding NV	Netherlands	2,100	180,243
Microchip Technology Inc.	United States	1,820	86,632
Samsung Electronics Co. Ltd.	South Korea	144	203,578
[a] Trina Solar Ltd., ADR	China	3,286	44,920
Xilinx Inc.	United States	1,500	70,440
			740,019
Software & Services 4.6%
[a] ANSYS Inc.	United States	350	25,707
Capcom Co. Ltd.	Japan	2,100	35,511
[a] Check Point Software Technologies Ltd.	Israel	2,200	141,856
Dassault Systemes SA	France	1,200	152,204
Daum Communication Corp.	South Korea	199	19,068
[a] eBay Inc.	United States	550	27,901
[a] Facebook Inc., A	United States	2,200	139,260
[a] Google Inc., A	United States	250	142,912
[a] Google Inc., C	United States	170	95,367
Infosys Ltd., ADR	India	2,110	108,517
[a] LinkedIn Corp., A	United States	140	22,413
MasterCard Inc., A	United States	2,000	152,900
MercadoLibre Inc.	Argentina	1,700	144,619
Microsoft Corp.	United States	4,074	166,790
[a] NetSuite Inc.	United States	450	36,220
The Sage Group PLC	United Kingdom	23,000	157,984
[a] Salesforce.com Inc.	United States	910	47,893
SAP AG	Germany	180	13,781
[a] ServiceNow Inc.	United States	600	31,386
Symantec Corp.	United States	3,794	83,430
Visa Inc., A	United States	560	120,305
Xerox Corp.	United States	7,191	88,809
[a] Yahoo! Inc.	United States	1,340	46,431
			2,001,264

26 | Annual Report

Franklin Templeton International Trust

Consolidated Statement of Investments, May 31, 2014 (continued)

Franklin Templeton Global Allocation Fund	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)
Technology Hardware & Equipment 2.5%
Apple Inc.	United States	539	$341,187
CANON Inc.	Japan	600	19,679
Cisco Systems Inc.	United States	6,972	171,650
[e] Digital China Holdings Ltd.	China	22,000	19,557
Ericsson, B	Sweden	2,400	30,072
[a] Flextronics International Ltd.	Singapore	5,200	52,884
Hewlett-Packard Co.	United States	1,622	54,337
Kingboard Chemical Holdings Ltd.	Hong Kong	24,700	46,386
QUALCOMM Inc.	United States	1,100	88,495
SanDisk Corp.	United States	400	38,652
TE Connectivity Ltd.	United States	264	15,697
[a] Trimble Navigation Ltd.	United States	1,440	51,941
YASKAWA Electric Corp.	Japan	12,000	147,030
			1,077,567
Telecommunication Services 1.2%
China Mobile Ltd.	China	4,500	43,996
China Telecom Corp. Ltd., H	China	120,000	60,518
[a] Koninklijke KPN NV	Netherlands	7,880	29,123
Mobile TeleSystems, ADR	Russia	702	12,980
Orange SA	France	1,950	32,604
[a] SBA Communications Corp.	United States	550	55,825
Telefonica SA	Spain	5,231	87,784
Telenor ASA	Norway	2,400	56,877
Vivendi SA	France	1,265	33,180
Vodafone Group PLC	United Kingdom	35,423	124,389
			537,276
Transportation 1.2%
A.P. Moeller-Maersk AS, B	Denmark	33	85,951
Canadian Pacific Railway Ltd.	Canada	280	46,905
Deutsche Lufthansa AG	Germany	2,600	68,585
DSV AS, B	Denmark	4,800	159,912
[a] Hub Group Inc., A	United States	860	40,446
Kansas City Southern	United States	280	30,106
Union Pacific Corp.	United States	390	77,715
			509,620
Utilities 0.2%
Centrais Eletricas Brasileiras SA	Brazil	3,800	11,174
Centrais Eletricas Brasileiras SA (Eletrobras), ADR	Brazil	2,405	7,167
Entergy Corp.	United States	307	23,154
NRG Energy Inc.	United States	1,697	60,481
			101,976
Total Common Stocks and Other Equity Interests
(Cost $18,796,118)			24,367,472

Annual Report | 27

Franklin Templeton International Trust

Consolidated Statement of Investments, May 31, 2014 (continued)

Franklin Templeton Global Allocation Fund	Country	Shares		Value
Preferred Stocks 0.9%
Banks 0.2%
Banco Bradesco SA, ADR, pfd.	Brazil	6,900		$96,255
Energy 0.3%
Petroleo Brasileiro SA, ADR, pfd.	Brazil	8,404		125,472
Materials 0.4%
Vale SA, ADR, pfd., A	Brazil	15,400		176,792
Total Preferred Stocks (Cost $554,080)				398,519

		Principal Amount*
Corporate Bonds 5.3%
Automobiles & Components 0.6%
[f] BMW Finance NV, senior note, FRN, 0.508%, 9/05/16	Germany	130,000	EUR	177,199
BMW US Capital LLC, senior note, 1.25%, 7/20/16	Germany	65,000	EUR	89,810
				267,009
Banks 1.4%
Bank of Montreal, senior note, 1.45%, 4/09/18	Canada	100,000		99,428
HSBC USA Inc., senior note, 2.375%, 2/13/15	United States	120,000		121,718
Royal Bank of Canada, senior note, 1.20%, 1/23/17	Canada	65,000		65,404
[d,f] Societe Generale SA, senior note, Reg S, FRN, 0.677%, 4/17/15	France	100,000	EUR	136,500
Toyota Motor Credit Corp., senior note, 2.10%, 1/17/19	Japan	65,000		65,935
[d,f] Volkswagen Bank GmbH, senior note, Reg S, FRN, 0.738%,
5/09/16	Germany	100,000	EUR	136,626
				625,611
Capital Goods 0.2%
John Deere Capital Corp., 0.70%, 9/04/15	United States	90,000		90,382
Diversified Financials 0.6%
[d] Abbey National Treasury Services PLC, senior note, Reg S, 2.00%,
1/14/19	United Kingdom	100,000	EUR	140,900
Caterpillar International Finance Ltd., senior note, 1.375%,
5/18/15	United States	100,000	EUR	137,510
				278,410
Energy 0.4%
Chevron Corp., senior note, 0.889%, 6/24/16	United States	150,000		151,133
[c] NGPL PipeCo LLC,
secured note, 144A, 7.119%, 12/15/17	United States	6,000		6,030
senior secured note, 144A, 9.625%, 6/01/19	United States	25,000		27,250
				184,413
Food & Staples Retailing 0.3%
Costco Wholesale Corp., senior note, 1.125%, 12/15/17	United States	150,000		149,454
Food, Beverage & Tobacco 0.8%
Anheuser-Busch InBev Finance, senior note, 0.80%, 1/15/16	Belgium	150,000		150,869
[d] Anheuser-Busch InBev NV, senior note, Reg S, 1.25%, 3/24/17	Belgium	130,000	EUR	180,575
				331,444

28 | Annual Report

Franklin Templeton International Trust

Consolidated Statement of Investments, May 31, 2014 (continued)

Franklin Templeton Global Allocation Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Media 0.4%
Clear Channel Communications Inc., senior secured note, first lien,
9.00%, 12/15/19	United States	65,000		$69,550
The Walt Disney Co., senior note, 1.10%, 12/01/17	United States	110,000		109,622
				179,172
Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Johnson & Johnson, senior note, 1.65%, 12/05/18	United States	65,000		65,554
Software & Services 0.1%
First Data Corp.,
senior bond, 12.625%, 1/15/21	United States	8,000		9,640
senior note, 11.75%, 8/15/21	United States	22,000		24,530
[c] senior secured bond, 144A, 8.25%, 1/15/21	United States	5,000		5,450
[c,g] First Data Holdings Inc., 144A, PIK, 14.50%, 9/24/19	United States	10,479		10,330
				49,950
Technology Hardware & Equipment 0.2%
[c] Avaya Inc.,
senior note, 144A, 10.50%, 3/01/21	United States	17,000		15,470
senior secured note, 144A, 7.00%, 4/01/19	United States	17,000		16,915
Hewlett-Packard Co., senior note, 2.35%, 3/15/15	United States	50,000		50,720
				83,105
Transportation 0.1%
[c] American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	23,000		23,905
Total Corporate Bonds (Cost $2,308,472)				2,328,409
[f,h]Senior Floating Rate Interests 0.1%
Technology Hardware & Equipment 0.1%
Avaya Inc.,
Tranche B-3 Term Loan, 4.727%, 10/26/17	United States	20,768		20,142
Tranche B6 Term Loan, 6.50%, 3/31/18	United States	4,942		4,920
Total Senior Floating Rate Interests (Cost $23,629)				25,062

		Units
[i]Exchange Traded Notes (Cost $1,061,866) 2.5%
Energy 2.5%
[a,j,k] iPATH Dow Jones-UBS Commodity Index Total Return ETN, 6/12/36	United States	28,200		1,105,158

		Principal Amount*
Foreign Government and Agency Securities 14.7%
France Treasury Note, 2.25%, 2/25/16	France	65,000	EUR	91,857
Government of Canada,
2.25%, 8/01/14	Canada	38,000	CAD	35,125
1.00%, 11/01/14	Canada	50,000	CAD	46,118
2.00%, 12/01/14	Canada	48,000	CAD	44,500
1.00%, 2/01/15	Canada	132,000	CAD	121,775
1.25%, 9/01/18	Canada	130,000	CAD	118,989

Annual Report | 29

Franklin Templeton International Trust

Consolidated Statement of Investments, May 31, 2014 (continued)

Franklin Templeton Global Allocation Fund	Country	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Government of France,
3.25%, 4/25/16	France	125,000	EUR	$180,416
[c] senior note, 144A, 1.375%, 1/29/18	France	152,000		152,627
Government of Germany, 0.25%, 3/11/16	Germany	65,000	EUR	88,910
Government of Hungary,
5.50%, 12/22/16	Hungary	350,000	HUF	1,678
4.125%, 2/19/18	Hungary	50,000		51,781
4.00%, 4/25/18	Hungary	1,060,000	HUF	4,889
5.375%, 2/21/23	Hungary	80,000		85,602
A, 6.75%, 11/24/17	Hungary	5,540,000	HUF	27,838
A, 7.00%, 6/24/22	Hungary	9,950,000	HUF	52,286
A, 6.00%, 11/24/23	Hungary	5,760,000	HUF	28,729
B, 6.75%, 2/24/17	Hungary	3,260,000	HUF	16,123
B, 5.50%, 6/24/25	Hungary	29,850,000	HUF	143,386
senior note, 6.25%, 1/29/20	Hungary	32,000		36,040
senior note, 6.375%, 3/29/21	Hungary	6,000		6,840
[d] senior note, Reg S, 4.375%, 7/04/17	Hungary	95,000	EUR	137,655
[d] senior note, Reg S, 5.75%, 6/11/18	Hungary	10,000	EUR	15,285
Government of Ireland,
5.50%, 10/18/17	Ireland	40,300	EUR	63,757
5.90%, 10/18/19	Ireland	26,000	EUR	43,865
4.50%, 4/18/20	Ireland	40,000	EUR	63,465
5.00%, 10/18/20	Ireland	123,000	EUR	201,031
senior bond, 4.50%, 10/18/18	Ireland	11,000	EUR	17,274
senior bond, 4.40%, 6/18/19	Ireland	37,000	EUR	58,270
senior bond, 5.40%, 3/13/25	Ireland	131,670	EUR	222,486
Government of Malaysia,
3.434%, 8/15/14	Malaysia	960,000	MYR	298,806
3.741%, 2/27/15	Malaysia	120,000	MYR	37,493
3.835%, 8/12/15	Malaysia	70,000	MYR	21,929
4.72%, 9/30/15	Malaysia	507,000	MYR	160,708
3.197%, 10/15/15	Malaysia	40,000	MYR	12,434
Government of Mexico,
9.50%, 12/18/14	Mexico	23,700[l] MXN		190,260
6.00%, 6/18/15	Mexico	4,720[l] MXN		37,589
8.00%, 12/17/15	Mexico	10,770[l] MXN		89,091
6.25%, 6/16/16	Mexico	290[l] MXN		2,360
Government of Poland,
5.50%, 4/25/15	Poland	235,000	PLN	79,380
6.25%, 10/24/15	Poland	6,000	PLN	2,071
5.00%, 4/25/16	Poland	325,000	PLN	111,496
4.75%, 10/25/16	Poland	1,175,000	PLN	404,366
Strip, 7/25/14	Poland	90,000	PLN	29,546
Strip, 7/25/15	Poland	491,000	PLN	157,096
Strip, 1/25/16	Poland	555,000	PLN	174,934

30 | Annual Report

Franklin Templeton International Trust

Consolidated Statement of Investments, May 31, 2014 (continued)

Franklin Templeton Global Allocation Fund	Country	Principal Amount*			Value
Foreign Government and Agency Securities (continued)
[c] Government of Slovenia, senior note, 144A, 5.85%, 5/10/23	Slovenia	200,000			$224,529
[c] Government of the Netherlands, 144A, Strip, 4/15/16	Netherlands	120,000		EUR	163,203
[c] Government of Ukraine, 144A, 7.75%, 9/23/20	Ukraine	280,000			264,530
Korea Monetary Stabilization Bond,
senior bond, 2.47%, 4/02/15	South Korea	38,900,000		KRW	38,056
senior bond, 2.80%, 8/02/15	South Korea	181,710,000		KRW	178,259
senior note, 2.78%, 10/02/14	South Korea	71,000,000		KRW	69,603
senior note, 2.84%, 12/02/14	South Korea	14,730,000		KRW	14,448
senior note, 2.74%, 2/02/15	South Korea	40,790,000		KRW	39,993
senior note, 2.76%, 6/02/15	South Korea	50,000,000		KRW	49,030
senior note, 2.90%, 12/02/15	South Korea	225,900,000		KRW	221,949
Korea Treasury Bond, senior note,
3.25%, 12/10/14	South Korea	92,800,000		KRW	91,216
3.25%, 6/10/15	South Korea	80,160,000		KRW	78,987
2.75%, 12/10/15	South Korea	216,120,000		KRW	211,840
2.75%, 6/10/16	South Korea	75,000,000		KRW	73,475
3.00%, 12/10/16	South Korea	68,400,000		KRW	67,343
[m] Mexican Udibonos, Index Linked,
4.50%, 12/18/14	Mexico	570	[n]		4,546
5.00%, 6/16/16	Mexico	59,195	[n]		501,320
3.50%, 12/14/17	Mexico	1,848	[n]		15,645
4.00%, 6/13/19	Mexico	1,746	[n]		15,272
2.50%, 12/10/20	Mexico	359	[n]		2,919
[f] Province of Ontario, FRN, 1.414%, 12/03/18	Canada	130,000		CAD	120,307
Total Foreign Government and Agency Securities
(Cost $6,039,715)					6,414,626
U.S. Government and Agency Securities 5.6%
FHLB,
0.25%, 2/20/15	United States	375,000			375,365
0.375%, 6/24/16	United States	190,000			189,776
U.S. Treasury Note,
0.375%, 3/15/15	United States	150,000			150,346
1.00%, 8/31/16	United States	900,000			910,828
[f] FRN, 0.075%, 1/31/16	United States	750,000			749,827
[m] Index Linked, 0.125%, 4/15/18	United States	64,386			66,526
Total U.S. Government and Agency Securities
(Cost $2,431,381)					2,442,668
Total Investments before Short Term Investments
(Cost $31,215,261)					37,081,914

Annual Report | 31

Franklin Templeton International Trust

Consolidated Statement of Investments, May 31, 2014 (continued)

Franklin Templeton Global Allocation Fund	Country	Principal Amount*		Value
Short Term Investments 8.9%
Foreign Government and Agency Securities 3.1%
[o] Bank of Negara Monetary Notes, 6/03/14 - 5/05/15	Malaysia	1,202,000	MYR	$368,753
Korea Monetary Stabilization Bond,
senior bond, 2.72%, 9/09/14	South Korea	18,000,000	KRW	17,640
senior note, 2.57%, 6/09/14	South Korea	126,000,000	KRW	123,445
[o] Mexico Treasury Bills, 6/12/14 - 4/01/15	Mexico	524,340[p] MXN		400,527
[o] Monetary Authority of Singapore Treasury Bills, 7/11/14 - 9/30/14	Singapore	597,000	SGD	475,791
Total Foreign Government and Agency Securities
(Cost $1,371,642)				1,386,156
Total Investments before Money Market Funds
(Cost $32,586,903)				38,468,070

		Shares
Money Market Funds (Cost $2,529,496) 5.8%
[a,q] Institutional Fiduciary Trust Money Market Portfolio	United States	2,529,496		2,529,496
Total Investments (Cost $35,116,399) 93.6%				40,997,566
Other Assets, less Liabilities 6.4%				2,804,689
Net Assets 100.0%				$43,802,255

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bAt May 31, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2014, the aggregate value of these securities was $1,039,011, representing 2.37% of net assets.
dSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from regis-
tration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2014, the aggregate value of these securities was
$861,550, representing 1.97% of net assets.
eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At May 31, 2014, the aggregate value of these securities was $29,629, representing
0.07% of net assets.
fThe coupon rate shown represents the rate at period end.
gIncome may be received in additional securities and/or cash.
hSee Note 1(g) regarding senior floating rate interests.
iSee Note 1(e) regarding exchange traded notes.
jSecurity does not guarantee any return of principal at maturity, upon redemption or otherwise. Cash payment at maturity or upon early redemption is based on the performance of the indicated index less an investor fee.
kThe security is owned by GAF Holdings Corp., a wholly-owned subsidiary of the Fund. See Note 1(f).
lPrincipal amount is stated in 100 Mexican Peso Units.
mPrincipal amount of security is adjusted for inflation. See Note 1(i).
nPrincipal amount is stated in 100 Unidad de Inversion Units.
oThe security is traded on a discount basis with no stated coupon rate.
pPrincipal amount is stated in 10 Mexican Peso Units.
qSee Note 3(f) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

32 | Annual Report

Franklin Templeton International Trust

Consolidated Statement of Investments, May 31, 2014 (continued)

Franklin Templeton Global Allocation Fund

At May 31, 2014, the Fund had the following financial futures contracts outstanding. See Note 1(c).

Financial Futures Contracts

		Number of	Notional	Expiration	Unrealized	Unrealized
Description	Type	Contracts	Value	Date	Appreciation Depreciation
Equity Contracts
Amsterdam Index	Short	1	$111,078	6/20/14	$—	$(1,203)
CAC 40 Index	Long	26	1,596,775	6/20/14	12,903	—
DAX Index	Long	9	3,048,602	6/20/14	221,258	—
FTSE/MIB Index	Long	3	442,245	6/20/14	20,239	—
IBEX 35 Index	Long	6	880,736	6/20/14	17,574	—
Mini MSCI Emerging Markets Index	Short	47	2,407,810	6/20/14	—	(210,279)
OMX Stockholm 30 Index	Long	32	670,173	6/19/14	19,177	—
S&P 500 E-Mini Index	Long	1	96,075	6/20/14	1,359	—
SPI 200 Index	Short	2	256,082	6/19/14	786	—
TOPIX Index	Long	4	472,218	6/12/14	—	(7,835)
Unrealized appreciation (depreciation) on equity contracts					293,296	(219,317)

Interest Rate Contracts
Mini Japanese Government 10 Yr. Bond	Short	26	3,716,256	6/10/14	—	(16,426)
Australian 10 Yr. Bond	Long	25	2,781,429	6/16/14	101,106	—
Canadian 10 Yr. Bond	Long	7	876,993	9/19/14	6,695	—
Euro-BTP Italian Government Bond	Long	31	5,289,778	6/6/14	98,812	—
Euro-Bund	Short	31	6,204,300	6/6/14	—	(176,334)
Long Gilt	Short	41	7,611,666	9/26/14	—	(27,491)
U.S. Treasury 5 Yr. Note	Short	25	2,993,945	9/30/14	—	(3,982)
U.S. Treasury 10 Yr. Note	Long	34	4,267,531	9/19/14	17,063	—
Unrealized appreciation (depreciation) on interest rate contracts					223,676	(224,233)
Net unrealized appreciation (depreciation) on financial futures contracts					$73,422

At May 31, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount*	Date	Appreciation Depreciation
Euro	BZWS	Sell	13,300	17,337	6/05/14	$ —	$ (794)
Japanese Yen	CITI	Sell	3,100,000	31,259	6/09/14	798	—
Japanese Yen	HSBC	Sell	4,600,000	46,460	6/09/14	1,259	—
Japanese Yen	JPHQ	Sell	3,100,000	31,135	6/09/14	674	—
Japanese Yen	BZWS	Sell	4,130,000	42,439	6/10/14	1,856	—
Japanese Yen	HSBC	Sell	4,400,000	45,487	6/10/14	2,251	—
Japanese Yen	JPHQ	Sell	2,980,000	30,286	6/10/14	1,003	—
Japanese Yen	DBAB	Sell	1,500,000	15,609	6/11/14	870	—
Japanese Yen	JPHQ	Sell	4,080,000	42,490	6/11/14	2,398	—
Japanese Yen	JPHQ	Sell	1,700,000	17,992	6/17/14	1,287	—
Australian Dollar	DBAB	Sell	1,700,000	1,536,205	6/18/14	—	(43,905)

Annual Report | 33

Franklin Templeton International Trust

Consolidated Statement of Investments, May 31, 2014 (continued)

Franklin Templeton Global Allocation Fund

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount*	Date	Appreciation Depreciation
British Pound	DBAB	Sell	1,300,000	2,162,355	6/18/14	$—	$(16,328)
Euro	DBAB	Sell	1,308,000	1,822,436	6/18/14	39,371	—
Japanese Yen	DBAB	Sell	289,620,000	2,851,152	6/18/14	5,125	—
New Zealand Dollar	DBAB	Buy	525,000	446,985	6/18/14	—	(1,987)
Norwegian Krone	DBAB	Buy	4,750,000	795,998	6/18/14	—	(2,172)
South Korean Won	CSX	Buy	247,606,400	243,228	6/18/14	—	(884)
South Korean Won	CSX	Sell	247,606,400	230,761	6/18/14	—	(11,583)
Swedish Krona	DBAB	Buy	3,137,000	493,189	6/18/14	—	(24,587)
Swiss Franc	DBAB	Sell	900,000	1,032,110	6/18/14	26,785	—
Euro	BZWS	Sell	1,929	2,590	6/20/14	—	(40)
Indian Rupee	JPHQ	Buy	3,794,000	64,015	6/30/14	—	(169)
Euro	UBSW	Buy	108,000	149,083	7/17/14	—	(1,858)
Euro	UBSW	Sell	108,000	149,319	7/17/14	2,094	—
Euro	BOFA	Buy	42,216	58,049	7/17/14	—	(500)
Euro	BOFA	Sell	123,367	167,749	7/17/14	2	(426)
Euro	BZWS	Buy	13,395	18,419	7/17/14	—	(159)
Euro	BZWS	Sell	314	426	7/17/14	—	(2)
Euro	HSBC	Buy	9,797	13,429	7/17/14	—	(74)
Euro	HSBC	Sell	3,743	5,095	7/17/14	4	(11)
Euro	SSBT	Buy	8,531	11,758	7/17/14	—	(129)
Euro	SSBT	Sell	263	360	7/17/14	2	—
Euro	DBAB	Sell	12,000	15,872	7/25/14	—	(487)
Euro	GSFX	Sell	12,000	15,886	7/25/14	—	(472)
Polish Zloty	RBS	Buy	400,000	130,890	7/25/14	357	—
Euro	JPHQ	Sell	16,000	21,271	7/31/14	—	(541)
Indian Rupee	JPHQ	Buy	3,794,000	63,768	7/31/14	—	(222)
Euro	UBSW	Sell	17,000	22,625	8/01/14	—	(549)
Euro	HSBC	Sell	16,000	21,207	8/04/14	—	(605)
Euro	BZWS	Sell	8,000	10,610	8/05/14	—	(296)
South Korean Won	BOFA	Buy	6,032,734	5,756	8/12/14	131	—
South Korean Won	BOFA	Sell	18,612,843	17,361	8/12/14	—	(803)
South Korean Won	FBCO	Buy	1,317,036	1,221	8/12/14	64	—
South Korean Won	FBCO	Sell	36,553,346	34,043	8/12/14	—	(1,628)
South Korean Won	HSBC	Buy	11,520,275	11,053	8/12/14	189	—
South Korean Won	HSBC	Sell	34,999,150	32,618	8/12/14	—	(1,536)
Swiss Franc	BOFA	Sell	4,785	5,440	8/12/14	94	(2)
Swiss Franc	BZWS	Sell	2,414	2,756	8/12/14	58	—
Swiss Franc	HSBC	Sell	1,629	1,844	8/12/14	23	—
Swiss Franc	SSBT	Buy	191	214	8/12/14	—	—
Swiss Franc	SSBT	Sell	5,530	6,272	8/12/14	91	—
British Pound	BOFA	Buy	35,525	59,440	8/19/14	121	(53)
British Pound	BOFA	Sell	76,091	127,174	8/19/14	90	(375)
British Pound	BZWS	Buy	3,497	5,806	8/19/14	52	—
British Pound	BZWS	Sell	151,179	252,814	8/19/14	258	(681)

34 | Annual Report

Franklin Templeton International Trust

Consolidated Statement of Investments, May 31, 2014 (continued)

Franklin Templeton Global Allocation Fund

Forward Exchange Contracts (continued)
				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount*		Date	Appreciation Depreciation
British Pound	FBCO	Sell	407	678		8/19/14	$—	$(4)
British Pound	HSBC	Buy	7,920	13,237		8/19/14	44	(14)
British Pound	HSBC	Sell	106,169	177,485		8/19/14	86	(443)
British Pound	SSBT	Buy	17,454	29,174		8/19/14	100	(37)
British Pound	SSBT	Sell	7,734	13,096		8/19/14	145	(4)
Swedish Krona	BZWS	Buy	480,000	52,997	EUR	8/21/14	—	(611)
Indian Rupee	JPHQ	Buy	3,794,000	63,459		8/28/14	—	(209)
Japanese Yen	CITI	Sell	34,544,250	356,104		8/29/14	16,485	—
Japanese Yen	JPHQ	Sell	33,831,600	348,171		8/29/14	15,558	—
Philippine Peso	JPHQ	Buy	10,959,000	246,936		8/29/14	2,811	—
Swedish Krona	DBAB	Buy	3,003,165	341,548	EUR	8/29/14	—	(17,454)
Euro	DBAB	Buy	185,000	253,826		9/03/14	—	(1,619)
Euro	DBAB	Sell	805,000	1,066,062		9/03/14	—	(31,380)
Chilean Peso	DBAB	Buy	114,700,000	214,754		9/05/14	—	(8,139)
Mexican Peso	HSBC	Buy	753,430	56,479		9/10/14	1,644	—
Malaysian Ringgit	DBAB	Buy	38,299	11,551		9/18/14	286	—
Hungarian Forint	JPHQ	Buy	4,038,000	13,320	EUR	9/23/14	—	(70)
Hungarian Forint	JPHQ	Buy	3,232,000	10,554	EUR	9/25/14	89	—
Euro	CITI	Sell	9,009	12,402		9/26/14	120	—
Euro	DBAB	Sell	32,000	43,182		9/26/14	—	(446)
Mexican Peso	DBAB	Buy	1,296,000	95,716		10/14/14	3,989	—
Japanese Yen	JPHQ	Sell	3,465,000	33,339		10/17/14	—	(739)
Chilean Peso	CITI	Buy	160,137,000	307,778		10/20/14	—	(20,621)
Japanese Yen	JPHQ	Sell	6,550,000	66,728		10/20/14	2,308	—
Euro	BZWS	Sell	174,000	237,945		10/21/14	709	—
Japanese Yen	BZWS	Sell	840,000	8,614		10/22/14	352	—
Euro	JPHQ	Sell	17,084	22,780		11/12/14	—	(513)
Japanese Yen	JPHQ	Sell	1,300,000	13,146		11/13/14	358	—
Japanese Yen	DBAB	Sell	1,634,000	16,447		11/14/14	374	—
Euro	BOFA	Sell	31,509	43,212		11/17/14	256	(7)
Euro	BZWS	Sell	37,918	52,037		11/17/14	335	—
Euro	DBAB	Sell	21,573	28,999		11/17/14	—	(416)
Euro	HSBC	Sell	4,616	6,333		11/17/14	39	—
Euro	JPHQ	Sell	21,301	28,833		11/20/14	—	(212)
Brazilian Real	HSBC	Buy	110,000	44,643		11/21/14	2,130	—
Euro	DBAB	Sell	24,773	33,789		1/07/15	6	—
Japanese Yen	DBAB	Sell	3,820,000	36,956		1/16/15	—	(643)
Japanese Yen	JPHQ	Sell	3,465,000	33,375		1/20/15	—	(731)
Euro	DBAB	Sell	64,000	87,516		1/30/15	233	—
Japanese Yen	JPHQ	Sell	3,300,000	32,683		2/06/15	196	—
Japanese Yen	SCNY	Sell	3,280,000	32,476		2/06/15	185	—
Euro	DBAB	Sell	113,000	152,855		2/09/15	—	(1,259)
Japanese Yen	BZWS	Sell	3,280,000	32,472		2/09/15	180	—
Japanese Yen	JPHQ	Sell	3,290,000	32,500		2/09/15	110	—

Annual Report | 35

Franklin Templeton International Trust

Consolidated Statement of Investments, May 31, 2014 (continued)

Franklin Templeton Global Allocation Fund

Forward Exchange Contracts (continued)
				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount*		Date	Appreciation Depreciation
Japanese Yen	HSBC	Sell	4,290,000	42,091		2/12/15	$—	$(145)
Japanese Yen	JPHQ	Sell	4,287,000	42,111		2/12/15	—	(96)
Japanese Yen	CITI	Sell	5,680,000	55,730		2/13/15	—	(192)
Japanese Yen	JPHQ	Sell	2,850,000	27,902		2/13/15	—	(157)
Japanese Yen	CITI	Sell	2,840,000	27,832		2/17/15	—	(130)
Japanese Yen	GSFX	Sell	2,850,000	28,076		2/18/15	16	—
Japanese Yen	JPHQ	Sell	2,850,000	28,067		2/18/15	6	—
Malaysian Ringgit	HSBC	Buy	49,054	14,516		2/18/15	506	—
Euro	DBAB	Sell	140,000	192,444		2/23/15	1,498	—
Japanese Yen	BZWS	Sell	1,420,000	13,864		2/25/15	—	(118)
Euro	BZWS	Sell	70,528	96,810		2/26/15	617	—
Japanese Yen	BZWS	Sell	2,840,000	27,770		2/26/15	—	(194)
Euro	DBAB	Sell	83,517	114,477		2/27/15	567	—
Japanese Yen	DBAB	Sell	915,000	8,977		2/27/15	—	(33)
Euro	BZWS	Sell	20,444	28,088		3/09/15	203	—
Euro	DBAB	Sell	40,000	54,918		3/09/15	359	—
Japanese Yen	BZWS	Sell	3,863,800	37,785		3/09/15	—	(265)
Euro	CITI	Sell	25,814	35,727		3/10/15	517	—
Malaysian Ringgit	HSBC	Buy	113,809	34,291		3/11/15	517	—
Malaysian Ringgit	JPHQ	Buy	30,630	9,159		3/12/15	208	—
Euro	BZWS	Sell	4,551	6,346		3/17/15	139	—
Euro	CITI	Sell	2,661	3,713		3/17/15	83	—
Hungarian Forint	DBAB	Buy	8,203,000	25,707	EUR	3/19/15	1,438	—
Hungarian Forint	JPHQ	Buy	2,458,480	7,706	EUR	3/19/15	430	—
Japanese Yen	CITI	Sell	3,100,000	30,538		3/19/15	6	—
Hungarian Forint	JPHQ	Buy	8,204,000	25,801	EUR	3/20/15	1,312	—
Euro	BZWS	Sell	4,538	6,319		3/23/15	129	—
Japanese Yen	DBAB	Sell	1,542,000	15,100		3/24/15	—	(87)
Japanese Yen	BZWS	Sell	1,580,000	15,467		3/25/15	—	(95)
Euro	BZWS	Sell	4,483	6,180		4/02/15	64	—
Euro	DBAB	Sell	2,665	3,679		4/07/15	44	—
Euro	DBAB	Sell	5,365	7,405		4/13/15	86	—
Euro	HSBC	Sell	5,386	7,479		4/16/15	131	—
Japanese Yen	BZWS	Sell	1,270,000	12,499		4/17/15	—	(13)
Japanese Yen	JPHQ	Sell	760,000	7,454		4/21/15	—	(34)
Euro	BZWS	Sell	4,457	6,151		4/22/15	71	—
Euro	JPHQ	Sell	865	1,197		4/22/15	17	—
Japanese Yen	JPHQ	Sell	880,000	8,632		4/22/15	—	(38)
Euro	BZWS	Sell	3,615	5,012		4/30/15	80	—
Euro	SCNY	Sell	16,000	22,142		4/30/15	313	—
Euro	BZWS	Sell	9,004	12,478		5/05/15	194	—
Euro	GSFX	Sell	4,537	6,298		5/07/15	108	—
Euro	CITI	Sell	9,840	13,557		5/13/15	131	—
Euro	BZWS	Sell	3,672	5,041		5/18/15	30	—

36 | Annual Report

Franklin Templeton International Trust

Consolidated Statement of Investments, May 31, 2014 (continued)

Franklin Templeton Global Allocation Fund

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount*	Date	Appreciation	Depreciation
Japanese Yen	BOFA	Sell	507,650	5,000	5/18/15	$—	$(3)
Japanese Yen	BZWS	Sell	507,500	5,000	5/19/15	—	(2)
Japanese Yen	HSBC	Sell	304,700	3,000	5/19/15	—	(3)
Euro	BZWS	Sell	19,084	26,167	5/22/15	127	—
Euro	JPHQ	Sell	11,547	15,785	5/26/15	29	—
Euro	BZWS	Sell	5,324	7,249	5/29/15	—	(16)
Unrealized appreciation (depreciation)						146,411	(201,050)
Net unrealized appreciation (depreciation)							$(54,639)

aMay be comprised of multiple contracts using the same currency and settlement date.
*In U.S. dollars unless otherwise indicated.

At May 31, 2014, the Fund had the following total return swap contracts outstanding. See Note 1(c).

Total Return Swap Contracts

	Counterparty/	Notional		Number of	Expiration	Unrealized	Unrealized
Description	Exchange	Amount		Contracts	Date	Appreciation	Depreciation
OTC Swaps
Traded Index
Swiss Market Index Bullet Swap	MSCO	803,600	CHF	10	6/20/14	$70,130	$ —

At May 31, 2014, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts
	Counterparty/		Notional	Unrealized	Unrealized
Description	Exchange	Expiration Date	Amount	Appreciation	Depreciation
Centrally Cleared Swaps
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate semiannual 3.018%	CME	8/22/23	$190,000	$—	$(10,081)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate semiannual 3.848%	CME	8/22/43	110,000	—	(12,733)
Net unrealized appreciation (depreciation)					$(22,814)

See Abbreviations on page 61.

Annual Report | The accompanying notes are an integral part of these consolidated financial statements. | 37

Franklin Templeton International Trust

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities
May 31, 2014

Franklin Templeton
Global Allocation
Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$32,586,903
Cost - Sweep Money Fund (Note 3f)	2,529,496
Total cost of investments	$35,116,399
Value - Unaffiliated issuers	$38,468,070
Value - Sweep Money Fund (Note 3f)	2,529,496
Total value of investments	40,997,566
Cash	1,233,901
Restricted Cash (Note 1d)	59,400
Foreign currency, at value (cost $58,892)	59,039
Receivables:
Investment securities sold	60,979
Capital shares sold	28,307
Dividends and interest	190,471
Due from brokers	1,352,732
Variation margin	64,008
Unrealized appreciation on forward exchange contracts	146,411
Unrealized appreciation on OTC swap contracts	70,130
Other assets	455
Total assets	44,263,399
Liabilities:
Payables:
Investment securities purchased	80,974
Capital shares redeemed	5,465
Management fees	5,826
Distribution fees	9,482
Transfer agent fees	4,982
Professional fees	73,280
Due to brokers	59,400
Unrealized depreciation on forward exchange contracts	201,050
Deferred tax	1,973
Accrued expenses and other liabilities	18,712
Total liabilities	461,144
Net assets, at value	$43,802,255
Net assets consist of:
Paid-in capital	$37,559,324
Distributions in excess of net investment income	(132,180)
Net unrealized appreciation (depreciation)	5,946,200
Accumulated net realized gain (loss)	428,911
Net assets, at value	$43,802,255

38 | The accompanying notes are an integral part of these consolidated financial statements. | Annual Report

Franklin Templeton International Trust

Consolidated Financial Statements (continued)

Consolidated Statement of Assets and Liabilities (continued)
May 31, 2014

Franklin Templeton
Global Allocation
Fund
Class A:
Net assets, at value	$23,508,569
Shares outstanding	2,065,119
Net asset value per share[a]	$11.38
Maximum offering price per share (net asset value per share ÷ 94.25%)	$12.07
Class C:
Net assets, at value	$5,556,643
Shares outstanding	492,896
Net asset value and maximum offering price per share[a]	$11.27
Class R:
Net assets, at value	$2,296,530
Shares outstanding	202,425
Net asset value and maximum offering price per share	$11.35
Advisor Class:
Net assets, at value	$12,440,513
Shares outstanding	1,090,453
Net asset value and maximum offering price per share	$11.41

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these consolidated financial statements. | 39

Franklin Templeton International Trust

Consolidated Financial Statements (continued)

Consolidated Statement of Operations
for the year ended May 31, 2014

Franklin Templeton
Global Allocation
Fund
Investment income:
Dividends (net of foreign taxes of $41,214)	$642,036
Interest (net of foreign taxes of $4,194)	299,880
Total investment income	941,916
Expenses:
Management fees (Note 3a)	422,396
Administrative fees (Note 3b)	770
Distribution fees: (Note 3c)
Class A	44,286
Class C	57,670
Class R	11,024
Transfer agent fees: (Note 3e)
Class A	11,048
Class C	3,068
Class R	1,080
Advisor Class	6,705
Custodian fees (Note 4)	8,959
Reports to shareholders	32,902
Registration and filing fees	61,105
Professional fees	134,213
Other	69,909
Total expenses	865,135
Expense reductions (Note 4)	(18)
Expenses waived/paid by affiliates (Note 3f and 3g)	(308,693)
Net expenses	556,424
Net investment income	385,492
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	1,097,743
Foreign currency transactions	(133,126)
Futures contracts	(257,055)
Swap contracts	(95,782)
Net realized gain (loss)	611,780
Net change in unrealized appreciation (depreciation) on:
Investments	2,684,983
Translation of other assets and liabilities denominated in foreign currencies	(227,649)
Change in deferred taxes on unrealized appreciation	(1,973)
Net change in unrealized appreciation (depreciation)	2,455,361
Net realized and unrealized gain (loss)	3,067,141
Net increase (decrease) in net assets resulting from operations	$3,452,633

40 | The accompanying notes are an integral part of these consolidated financial statements. | Annual Report

Franklin Templeton International Trust

Consolidated Financial Statements (continued)

Consolidated Statements of Changes in Net Assets

	Franklin Templeton
	Global Allocation Fund
	Year Ended May 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$385,492	$303,284
Net realized gain (loss) from investments, written options, foreign currency transactions, futures
contracts and swap contracts	611,780	305,609
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and
liabilities denominated in foreign currencies and deferred taxes	2,455,361	5,169,329
Net increase (decrease) in net assets resulting from operations	3,452,633	5,778,222
Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class A	(592,943)	(402,416)
Class C	(138,311)	(63,603)
Class R	(55,502)	(31,141)
Advisor Class	(346,721)	(273,230)
Total distributions to shareholders	(1,133,477)	(770,390)
Capital share transactions: (Note 2)
Class A	(1,107,999)	2,893,112
Class C	(1,048,184)	2,117,484
Class R	24,507	2,342
Advisor Class	(2,837,941)	181,598
Total capital share transactions	(4,969,617)	5,194,536
Net increase (decrease) in net assets	(2,650,461)	10,202,368
Net assets:
Beginning of year	46,452,716	36,250,348
End of year	$43,802,255	$46,452,716
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$(132,180)	$794,062

Annual Report | The accompanying notes are an integral part of these consolidated financial statements. | 41

Franklin Templeton International Trust

Notes to Consolidated Financial Statements

Franklin Templeton Global Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton International Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of four separate funds. The Franklin Templeton Global Allocation Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Effective June 30, 2014, the Fund was renamed the Franklin Global Allocation Fund.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded notes and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

42 | Annual Report

Franklin Templeton International Trust

Notes to Consolidated Financial Statements (continued)

Franklin Templeton Global Allocation Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in

Annual Report | 43

Franklin Templeton International Trust

Notes to Consolidated Financial Statements (continued)

Franklin Templeton Global Allocation Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)
a	foreign security is completed and the close of the NYSE that might call into question the relia-

bility of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the

U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange
44 | Annual Report

Franklin Templeton International Trust

Notes to Consolidated Financial Statements (continued)

Franklin Templeton Global Allocation Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthi-ness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges

Annual Report | 45

Franklin Templeton International Trust

Notes to Consolidated Financial Statements (continued)

Franklin Templeton Global Allocation Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund for OTC derivatives, if any, is held in segregated accounts with the fund’s custodian/counter-party broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into exchange traded financial futures contracts primarily to manage and/or gain exposure to interest rate or equity price risk, and certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Consolidated Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (“OTC interest rate swaps”) or may be executed on a registered exchange (“centrally cleared interest rate swaps”). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Consolidated Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to equity price risk of an underlying asset. A total return swap is an agreement between the Fund and a counterparty to exchange a market linked return for a floating rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized depreciation or appreciation until the payments are made, at which time they are realized. Payments received or paid to recognize changes in the value of the underlying asset are recorded as realized gain or loss.

46 | Annual Report

Franklin Templeton International Trust

Notes to Consolidated Financial Statements (continued)

Franklin Templeton Global Allocation Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

The Fund purchased or wrote exchange traded option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 8 regarding other derivative information.

d. Restricted Cash

At May 31, 2014, the Fund received restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Consolidated Statement of Assets and Liabilities.

e. Exchange Traded Notes

The Fund purchases exchange traded notes. Exchange traded notes are senior, unsecured, unsub-ordinated debt securities issued by an underwriting bank. Exchange traded notes are designed to provide investors access to the returns of various market benchmarks and intended to replicate the economic effects that would apply had the Fund directly purchased the underlying referenced asset or basket of assets. The risks of exchange traded notes include the credit risk of the issuer, counterparty risk, and the potential inability of the Fund to dispose of the exchange traded note in the normal course of business.

f. Investment in GAF Holdings Corp. (GAF Subsidiary)

The Fund invests in certain financial instruments through its investment in the GAF Subsidiary. The GAF Subsidiary is a Cayman Islands exempted liability company, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At May 31, 2014, the GAF Subsidiary’s investment as well as any other assets and liabilities of the GAF Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and the GAF Subsidiary. All intercompany transactions and balances have been eliminated. At May 31, 2014, the net assets of the GAF Subsidiary were $2,313,217, representing 5.28% of the Fund’s consolidate net assets. The Fund’s investment in the GAF Subsidiary is limited to 25% of consolidated assets.

Annual Report | 47

Franklin Templeton International Trust

Notes to Consolidated Financial Statements (continued)

Franklin Templeton Global Allocation Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of May 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s consolidated financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the

48 | Annual Report

Franklin Templeton International Trust

Notes to Consolidated Financial Statements (continued)

Franklin Templeton Global Allocation Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
i.	Security Transactions, Investment Income, Expenses and Distributions (continued)

ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Consolidated Statement of Operations.

j. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Annual Report | 49

Franklin Templeton International Trust

Notes to Consolidated Financial Statements (continued)

Franklin Templeton Global Allocation Fund

2. SHARES OF BENEFICIAL INTEREST

At May 31, 2014, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

			Year Ended May 31,
		2014		2013
	Shares		Amount	Shares	Amount
Class A Shares:
Shares sold	649,165		$7,140,140	716,072	$7,472,067
Shares issued in reinvestment of
distributions	30,002		325,524	14,233	148,024
Shares redeemed	(791,858)		(8,573,663)	(447,532)	(4,726,979)
Net increase (decrease)	(112,691)		$(1,107,999)	282,773	$2,893,112
Class C Shares:
Shares sold	182,498		$1,981,247	240,247	$2,478,372
Shares issued in reinvestment of
distributions	10,240		110,391	3,453	35,846
Shares redeemed	(288,840)		(3,139,822)	(37,964)	(396,734)
Net increase (decrease)	(96,102)		$(1,048,184)	205,736	$2,117,484
Class R Shares:
Shares sold	2,345		$26,119	221	$2,321
Shares issued in reinvestment of
distributions	57		622	2	21
Shares redeemed	(200)		(2,234)	—	—
Net increase (decrease)	2,202		$24,507	223	$2,342
Advisor Class Shares:
Shares sold	26,842		$291,477	64,328	$668,503
Shares issued in reinvestment of
distributions	1,459		15,860	472	4,910
Shares redeemed	(283,012)		(3,145,278)	(47,142)	(491,815)
Net increase (decrease)	(254,711)		$(2,837,941)	17,658	$181,598

50 | Annual Report

Franklin Templeton International Trust

Notes to Consolidated Financial Statements (continued)

Franklin Templeton Global Allocation Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Alternative Strategies Advisers, LLC (FASA)	Investment manager
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Investment Management Limited (FTIML)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Effective April 1, 2014, the Fund’s investment manager is FASA. Prior to April 1, 2014, Advisers was the Fund’s investment manager.

a. Management Fees

Effective April 1, 2014, the Fund and the GAF Subsidiary pay an investment management fee to FASA based on the average daily net assets of the Fund and the GAF Subsidiary as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $1 billion
0.930%	Over $1 billion, up to and including $5 billion
0.910%	Over $5 billion, up to and including $10 billion
0.890%	Over $10 billion, up to and including $15 billion
0.870%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

Prior to April 1, 2014, the Fund and the GAF Subsidiary paid the investment management fee to Advisers.

Management fees paid by the Fund are reduced on assets invested in the GAF Subsidiary, in an amount not to exceed the management fees paid by the GAF Subsidiary.

Effective October 1, 2013, the GAF Subsidiary combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under each of the separate agreements.

Annual Report | 51

Franklin Templeton International Trust

Notes to Consolidated Financial Statements (continued)

Franklin Templeton Global Allocation Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees (continued)

Prior to October 1, 2013, the GAF Subsidiary paid fees to Advisers based on the average daily net assets of the GAF Subsidiary as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $1 billion
0.730%	Over $1 billion, up to and including $5 billion
0.710%	Over $5 billion, up to and including $10 billion
0.690%	Over $10 billion, up to and including $15 billion
0.670%	Over $15 billion, up to and including $20 billion
0.650%	In excess of $20 billion

Under a subadvisory agreement, Advisers, Franklin Mutual, FT Institutional, FTIML, TAML, and TGAL, affiliates of FASA, provide subadvisory services to the Fund. The subadvisory fee is paid by FASA based on average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Effective April 1, 2014, under an agreement with FASA, FT Services provides administrative services to the Fund and the GAF Subsidiary. The fees are paid by FASA based on the Fund and the GAF Subsidiary’s average daily net assets, and are not additional expenses of the Fund and the GAF Subsidiary. Prior to April 1, 2014, the fees were paid by Advisers.

Effective October 1, 2013, under an agreement with Advisers, FT Services provides administrative services to the GAF Subsidiary. The fee is paid by Advisers based on the GAF Subsidiary’s average daily net assets, and is not an additional expense of the GAF Subsidiary.

Prior to October 1, 2013, the GAF Subsidiary paid administrative fees to FT Services of 0.20% per year of the average daily net assets of the GAF Subsidiary. Administrative fees paid by the Fund were reduced on assets invested in the GAF Subsidiary, in an amount not to exceed the administrative fees paid by the GAF Subsidiary.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution

52 | Annual Report

Franklin Templeton International Trust

Notes to Consolidated Financial Statements (continued)

Franklin Templeton Global Allocation Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$13,865
CDSC retained	$7,586

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended May 31, 2014, the Fund paid transfer agent fees of $21,901, of which $20,299 was retained by Investor Services.

f. Investment in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund, as noted on the Consolidated Statement of Operations. Prior to June 1, 2013, the waiver was accounted for as a reduction to management fees.

Annual Report | 53

Franklin Templeton International Trust

Notes to Consolidated Financial Statements (continued)

Franklin Templeton Global Allocation Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
g.	Waiver and Expense Reimbursements

FASA has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 1.00% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until September 30, 2014.

h. Other Affiliated Transactions

At May 31, 2014, Advisers owned 53.59% of the Fund’s outstanding shares. Investment activities of this investment company could have a material impact on the Fund.

4. EXPENSE OFFSET ARRANGEMENT

The Fund and the GAF Subsidiary have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s and the GAF Subsidiary’s custodian expenses. During the year ended May 31, 2014, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. During the year ended May 31, 2014, the Fund utilized $296,606 of capital loss carryforwards.

The tax character of distributions paid during the years ended May 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from ordinary income	$1,133,477	$770,390

At May 31, 2014, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$35,296,939
Unrealized appreciation	$6,576,628
Unrealized depreciation	(876,001)
Net unrealized appreciation (depreciation)	$5,700,627
Undistributed ordinary income	$40,909
Undistributed long term capital gains	499,917
Distributable earnings	$540,826

54 | Annual Report

Franklin Templeton International Trust

Notes to Consolidated Financial Statements (continued)

Franklin Templeton Global Allocation Fund

5. INCOME TAXES (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, wash sales and financial futures transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2014, aggregated $14,988,986 and $21,232,242, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. OTHER DERIVATIVE INFORMATION

At May 31, 2014, the Fund’s investments in derivative contracts are reflected on the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts	Consolidated Statement			Consolidated Statement
Not Accounted for as	of Assets and	Fair Value		of Assets and	Fair Value
Hedging Instruments	Liabilities Locations	Amount		Liabilities Locations	Amount
Interest rate contracts	Variation margin / Net assets			Net assets consist of – net
	consist of – net unrealized			unrealized appreciation
	appreciation (depreciation)	$223,676	[a]	(depreciation)	$247,047	[a]
Foreign exchange contracts	Unrealized appreciation on			Unrealized depreciation on
	forward exchange contracts /			forward exchange contracts /
	Net assets consist of – net			Net assets consist of – net
	unrealized appreciation			unrealized appreciation
	(depreciation)	146,411		(depreciation)	201,050
Equity contracts	Unrealized appreciation on			Net assets consist of –
	OTC swap contracts / Variation			Net unrealized appreciation
	margin / Net assets consist of –			(depreciation)	219,317	[a]
net unrealized appreciation
	(depreciation)	363,426	[a]

aIncludes cumulative appreciation (depreciation) of futures contracts and centrally cleared swaps as reported in the Consolidated Statement of
Investments. Only current day’s variation margin is separately reported within the Consolidated Statement of Assets and Liabilities.

Annual Report | 55

Franklin Templeton International Trust

Notes to Consolidated Financial Statements (continued)

Franklin Templeton Global Allocation Fund

8. OTHER DERIVATIVE INFORMATION (continued)

For the year ended May 31, 2014, the effect of derivative contracts on the Fund’s Consolidated Statement of Operations was as follows:

			Change in
			Unrealized
Derivative Contracts		Realized Gain	Appreciation
Not Accounted for as		(Loss) for	(Depreciation)
Hedging Instruments	Consolidated Statement of Operations Locations	the Year	for the Year
Interest rate contracts	Net realized gain (loss) from futures contracts /
	swap contracts / Net change in unrealized
	appreciation (depreciation) on investments	$(95,419)	$14,973
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions /
	Net change in unrealized appreciation (depreciation) on
	translation of other assets and liabilities denominated in
	foreign currencies	(99,780)	(231,169)
Equity contracts	Net realized gain (loss) from investments, futures contracts,
	and swap contracts / Net change in unrealized appreciation
	(depreciation) on investments	(261,086)	2,743

For the year ended May 31, 2014, the average month end fair value of derivatives represented 2.54% of average month end net assets. The average month end number of open derivative contracts for the year was 244.

See Note 1(c) regarding derivative financial instruments.

At May 31, 2014, the Fund’s OTC derivative assets and liabilities, are as follows:

	Gross and Net Amounts of Assets and Liabilities
	Presented in the
	Consolidated Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$146,411	$201,050
Swaps contracts	70,130	—
Total	$216,541	$201,050

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets & Liabilities.

56 | Annual Report

Franklin Templeton International Trust

Notes to Consolidated Financial Statements (continued)

Franklin Templeton Global Allocation Fund

8. OTHER DERIVATIVE INFORMATION (continued)

At May 31, 2014, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Consolidated Statement of
		Assets & Liabilities
	Gross and
	Net Amounts
	of Assets
	Presented in
	the Consolidated	Financial	Financial
	Statement	Instruments	Instruments	Cash	Net Amount
	of Assets	Available for	Collateral	Collateral	(Not less
	& Liabilities	Offset	Received	Received[a]	than zero)
Counterparty
BOFA	$ 694	$(694)	$—	$—	$—
BZWS	5,454	(3,286)	—	—	2,168
CITI	18,140	(18,140)	—	—	—
DBAB	81,031	(81,031)	—	—	—
FBCO	64	(64)	—	—	—
GSFX	124	(124)	—	—	—
HSBC	8,823	(2,831)	—	—	5,992
JPHQ	28,794	(3,731)	—	—	25,063
MSCO	70,130	—	—	(59,400)	10,730
RBS	357	—	—	—	357
SCNY	498	—	—	—	498
SSBT	338	(170)	—	—	168
UBSW	2,094	(2,094)	—	—	—
Total	$ 216,541	$(112,165)	$—	$(59,400)	$44,976

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

Annual Report | 57

Franklin Templeton International Trust

Notes to Consolidated Financial Statements (continued)

Franklin Templeton Global Allocation Fund

8. OTHER DERIVATIVE INFORMATION (continued)

At May 31, 2014, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Consolidated Statement of
		Assets & Liabilities
	Gross and
	Net Amounts
	of Liabilities
	Presented in the
	Consolidated	Financial	Financial
	Statement	Instruments	Instruments	Cash	Net Amount
	of Assets &	Available for	Collateral	Collateral	(Not less
	Liabilities	Offset	Pledged	Pledged[a]	than zero)
Counterparty
BOFA	$2,169	$(694)	$—	$—	$1,475
BZWS	3,286	(3,286)	—	—	—
CITI	20,943	(18,140)	—	—	2,803
CSX	12,467	—	—	—	12,467
DBAB	150,942	(81,031)	—	(69,911)	—
FBCO	1,632	(64)	—	—	1,568
GSFX	472	(124)	—	—	348
HSBC	2,831	(2,831)	—	—	—
JPHQ	3,731	(3,731)	—	—	—
SSBT	170	(170)	—	—	—
UBSW	2,407	(2,094)	—	—	313
Total	$201,050	$(112,165)	$—	$(69,911)	$18,974

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

58 | Annual Report

Franklin Templeton International Trust

Notes to Consolidated Financial Statements (continued)

Franklin Templeton Global Allocation Fund

9. CREDIT FACILITY (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Consolidated Statement of Operations. During the year ended May 31, 2014, the Fund did not use the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Annual Report | 59

Franklin Templeton International Trust

Notes to Consolidated Financial Statements (continued)

Franklin Templeton Global Allocation Fund

10. FAIR VALUE MEASUREMENTS (continued)

A summary of inputs used as of May 31, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Capital Goods	$1,916,655	$21,117	$—	$1,937,772
Energy	3,105,562	193,994	—	3,299,556
Technology Hardware & Equipment	1,058,010	19,557	—	1,077,567
Other Equity Investments[b]	18,451,096	—	—	18,451,096
Corporate Bonds	—	2,328,409	—	2,328,409
Senior Floating Rate Interests	—	25,062	—	25,062
Exchange Traded Notes	1,105,158	—	—	1,105,158
Foreign Government and Agency Securities	—	6,414,626	—	6,414,626
U.S. Government and Agency Securities	—	2,442,668	—	2,442,668
Short Term Investments	2,529,496	1,386,156	—	3,915,652
Total Investments in Securities	$28,165,977	$12,831,589	$—	$40,997,566
Other Financial Instruments
Futures Contracts	$516,972	$—	$—	$516,972
Forward Exchange Contracts	—	146,411	—	146,411
Swap Contracts	—	70,130	—	70,130
Total Other Financial Instruments	$516,972	$216,541	$—	$733,513

Liabilities:
Other Financial Instruments
Futures Contracts	$443,550	$—	$—	$443,550
Forward Exchange Contracts	—	201,050	—	201,050
Swap Contracts	—	22,814	—	22,814
Total Other Financial Instruments	$443,550	$223,864	$—	$667,414

aIncludes common and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Consolidated Statement of Investments.

11. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013.

60 | Annual Report

Franklin Templeton International Trust

Notes to Consolidated Financial Statements (continued)

Franklin Templeton Global Allocation Fund

11. NEW ACCOUNTING PRONOUNCEMENTS (continued)

Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the consolidated financial statements.

In June 2014, FASB issued ASU No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the consolidated financial statements.

ABBREVIATIONS

Counterparty		Currency		Selected Portfolio
BOFA	- Bank of America Corp.	CAD	- Canadian Dollar	ADR	- American Depositary
BZWS	- Barclays Bank PLC	CHF	- Swiss Franc		Receipt
CITI	- Citigroup, Inc.	EUR	- Euro	ETN	- Exchange Traded Note
CME	- Chicago Mercantile	HUF	- Hungarian Forint	FHLB	- Federal Home Loan Bank
	Exchange	KRW	- South Korean Won	FRN	- Floating Rate Note
CSX	- JPMorgan Chase Bank NA	MXN	- Mexican Peso	GDR	- Global Depositary Receipt
DBAB	- Deutsche Bank AG	MYR	- Malaysian Ringgit	IDR	- International Depositary
FBCO	- Credit Suisse Group AG	PLN	- Polish Zloty		Receipt
GSFX	- Goldman Sachs Bank	SGD	- Singapore Dollar	PIK	- Payment-In-Kind
HSBC	- HSBC Bank USA, NA.
JPHQ	- JP Morgan Chase & Co.
MSCO	- Morgan Stanley
RBS	- The Royal Bank of Scotland
Group PLC
SCNY	- Standard Chartered Bank
SSBT	- State Street Bank Corp.
UBSW	- UBS AG

Annual Report | 61

Franklin Templeton International Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Global Allocation Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Franklin Templeton Global Allocation Fund (the “Fund”) at May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
July 18, 2014

62 | Annual Report

Franklin Templeton International Trust

Tax Information (unaudited)

Franklin Templeton Global Allocation Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 17.38% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended May 31, 2014.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $575,028 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended May 31, 2014. Distributions, including qualified dividend income, paid during calendar year 2014 will be reported to shareholders on Form 1099-DIV by mid-February 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At May 31, 2013, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 13, 2013, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, and Advisor Class shareholders of record.

	Foreign Tax	Foreign Source	Foreign Source Qualified
Class	Paid Per Share	Income Per Share	Dividends Per Share
Class A	$0.0106	$0.1589	$0.0630
Class C	$0.0106	$0.1277	$0.0508
Class R	$0.0106	$0.1429	$0.0568
Advisor Class	$0.0106	$0.1669	$0.0662

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Annual Report | 63

Franklin Templeton International Trust

Tax Information (unaudited) (continued)

Franklin Templeton Global Allocation Fund

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2014, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2013. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2013 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

64 | Annual Report

Franklin Templeton International Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Harris J. Ashton (1932)	Trustee	Since 1991	138	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937)	Trustee	Since 2007	112	ICO Global Communications
One Franklin Parkway				(Holdings) Limited (satellite company)
San Mateo, CA 94403-1906				(2006-2010), Chevron Corporation
(global energy company) (1989-2009),
Hewlett-Packard Company (technol-
ogy company) (1996-2002), Safeway,
Inc. (grocery retailer) (1991-1998)
and TransAmerica Corporation
(insurance company) (1989-1999).
Principal Occupation During at Least the Past 5 Years:
Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (2012-present); and
formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive
Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company)
(1988-1994).

Edith E. Holiday (1952)	Trustee	Since 1998	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906				Company (processed foods and
allied products) (1994-2013), RTI
International Metals, Inc. (manufac-
ture and distribution of titanium),
Canadian National Railway (railroad)
and White Mountains Insurance
Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet
(1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary
for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

Annual Report | 65

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
J. Michael Luttig (1954)	Trustee	Since 2009	138	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932)	Trustee	Since 2007	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	138	Cbeyond, Inc. (business communi-
One Franklin Parkway				cations provider) (2010-2012), The
San Mateo, CA 94403-1906				Southern Company (energy company)
				(2010-2012) and Graham Holdings
				Company (formerly, The Washington
				Post Company) (education and media
				organization).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President –
Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004);
Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	112	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
		Trustee since
		2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

66 | Annual Report

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since 2007	148	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	138	None
One Franklin Parkway	the Board and	Board and Trustee
San Mateo, CA 94403-1906	Trustee	since June 2013
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Annual Report | 67

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Deputy Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief
San Mateo, CA 94403-1906	Executive
Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC;
and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

68 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc.
(Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a
Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an under-
standing of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

Annual Report | 69

Franklin Templeton International Trust

Shareholder Information

Franklin Templeton Global Allocation Fund

Board Review of Investment Management Agreement

At a meeting held April 15, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the Funds within the Trust, including Franklin Templeton Global Allocation Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other

70 | Annual Report

Franklin Templeton International Trust

Shareholder Information (continued)

Franklin Templeton Global Allocation Fund

Board Review of Investment Management Agreement (continued)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments, including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. With respect to the Fund, the Board also took into account that the investment management arrangements for such Fund involved the use of a wholly owned Cayman Island subsidiary for certain holdings and that the Manager waives a portion of investment management fees from the Fund to the extent it receives investment management fees from such subsidiary corporation.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its

Annual Report | 71

Franklin Templeton International Trust

Shareholder Information (continued)

Franklin Templeton Global Allocation Fund

Board Review of Investment Management Agreement (continued)

Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended January 31, 2014, and previous periods ended that date as noted. The performance universe for the Fund consisted of the Fund and all retail and institutional global flexible portfolio funds. The Fund has been in operation for only two full years and the Lipper report showed its total return for the 12-month period ended January 31, 2014, to be in the middle performing quintile of such universe and to be in the second-lowest performing quintile of such universe for the annualized two-year period. The Board discussed with management anticipated changes to the portfolio processes but did not find such performance to be meaningful in view of the Fund’s limited period of operation.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report for the Fund showed both its contractual management fee rate and its actual total expense ratio to be below the median of its Lipper expense group. The Board was satisfied with the expenses of the Fund and noted that the Fund benefited from a waiver of fees.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers

72 | Annual Report

Franklin Templeton International Trust

Shareholder Information (continued)

Franklin Templeton Global Allocation Fund

Board Review of Investment Management Agreement (continued)

and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The asset level of the Fund was approximately $45 million on December 31, 2013, and the Board believed the size of the Fund afforded no meaningful economies of scale.

Annual Report | 73

Franklin Templeton International Trust

Shareholder Information (continued)

Franklin Templeton Global Allocation Fund

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

74 | Annual Report

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ALTERNATIVE | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Franklin Templeton Global Allocation Fund

Investment Manager
Franklin Alternative Strategies Advisers, LLC

Subadvisors
Franklin Advisers, Inc.
Franklin Mutual Advisers, LLC
Franklin Templeton Institutional, LLC
Franklin Templeton Investment Management Limited
Templeton Asset Management Ltd.
Templeton Global Advisors Limited

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved.

099 A 07/14

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $52,086 for the fiscal year ended May 31, 2014 and $52,940 for the fiscal year ended May 31, 2013.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,930 for the fiscal year ended May 31, 2014 and $4,600 for the fiscal year ended May 31, 2013.  The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments and requirements on local country’s self-certification forms.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $13 for the fiscal year ended May 31, 2014 and $0 for the fiscal year ended May 31, 2013.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $192,673 for the fiscal year ended May 31, 2014 and $59,452 for the fiscal year ended May 31, 2013. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process. Other services include compliance examination for Investment Advisor Act rule 206-4(2), assets under management certification review, and XBRL tagging on financial statements.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

        (i)     pre-approval of all audit and audit related services;

        (ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

        (iii)   pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

        (iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $199,616 for the fiscal year ended May 31, 2014 and $64,052 for the fiscal year ended May 31, 2013.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.  Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON INTERNATIONAL TRUST

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

 Finance and Administration

Date  July 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

 Finance and Administration

Date  July 28, 2014

By /s/Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and

 Chief Accounting Officer

Date  July 28, 2014